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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Rule 14a-101
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GRIFFIN LAND & NURSERIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

 GRIFFIN LAND & NURSERIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held May 13, 2014

        PLEASE TAKE NOTICE that the Annual Meeting of Stockholders of Griffin Land & Nurseries, Inc. ("Griffin") will be held in the New York Hilton Hotel, 1335 Avenue of the Americas, New York, NY 10019, on the 13th day of May 2014, at 10:00 a.m., local time, to consider and act upon:

  1.
  The election of seven directors of Griffin;

  2.
  The ratification of the selection of Griffin's independent registered public accountants for fiscal 2014;

  3.
  The approval, on an advisory (non-binding) basis, of the compensation of Griffin's named executive officers as presented in Griffin's Proxy Statement for the Annual Meeting of Stockholders to be held May 13, 2014;

  4.
  To consider a stockholder proposal requesting that the Board of Directors undertake the necessary steps to enable Griffin to qualify as a real estate investment trust ("REIT") or a master limited partnership ("MLP"); and

  5.
  Such other business as may properly be brought before the Annual Meeting or any postponement, continuation or adjournment thereof.

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

        Only stockholders of record at the close of business on April 10, 2014 are entitled to notice of, and to vote at, the Annual Meeting.

        As you may be aware, GAMCO Asset Management Inc. ("GAMCO") has provided Griffin notice that GAMCO intends to nominate two alternative director nominees, Christopher P. Haley and Walter M. Schenker, for election as directors at the Annual Meeting. The Board of Directors of Griffin DOES NOT endorse the election of GAMCO's nominees. You may receive proxy solicitation materials from GAMCO, including a proxy statement and proxy card. IF YOU DO RECEIVE SUCH PROXY MATERIALS FROM GAMCO, OUR BOARD URGES YOU NOT TO SIGN OR RETURN GAMCO'S PROXY CARD OR TO VOTE FOR ANY OF GAMCO'S NOMINEES.

ANTHONY J. GALICI Secretary

Dated:    April 15, 2014

 GRIFFIN LAND & NURSERIES, INC.
ONE ROCKEFELLER PLAZA
SUITE 2301
NEW YORK, NEW YORK 10020

 PROXY STATEMENT

        This Proxy Statement is furnished to the stockholders of Griffin Land & Nurseries, Inc. ("Griffin") in connection with the solicitation by the Board of Directors of proxies for the Annual Meeting of Stockholders to be held at 10:00 a.m. on May 13, 2014 in the New York Hilton Hotel at 1335 Avenue of the Americas, New York, NY 10019, for the purposes set forth in the accompanying notice of meeting. We anticipate that the Proxy Statement and WHITE proxy card will be distributed to stockholders on or about April 21, 2014.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 13, 2014

The Company's Proxy Statement and Annual Report are available at
http://materials.proxyvote.com/398231

        The following proxy materials are available for review at http://materials.proxyvote.com/398231:

  •
  Griffin's 2014 Proxy Statement;

  •
  Griffin's Annual Report for the fiscal year ended November 30, 2013; and

  •
  any supplements or amendments to the foregoing materials that are required to be furnished to stockholders.

        You may obtain directions to attend the Annual Meeting, where you may vote in person, by calling Griffin's corporate headquarters at (212) 218-7910.

        At the Annual Meeting, stockholders will be asked to consider and act upon the following proposals:

  1.
  The election of seven directors;

  2.
  The ratification of the selection of Griffin's independent registered public accountants for fiscal 2014;

  3.
  The approval, on an advisory (non-binding) basis, of the compensation of Griffin's named executive officers as presented in this Proxy Statement for the Annual Meeting of Stockholders to be held May 13, 2014;

  4.
  To consider a stockholder proposal requesting that the Board of Directors undertake the necessary steps to enable Griffin to qualify as a real estate investment trust ("REIT") or a master limited partnership ("MLP"); and

  5.
  Such other business as may properly be brought before the Annual Meeting or any postponement, continuation or adjournment thereof.

        The Board recommends a vote "FOR" Winston J. Churchill, Jr., David M. Danziger, Frederick M. Danziger, Thomas C. Israel, John J. Kirby, Jr., Jonathan P. May and Albert H. Small, Jr. as directors, "FOR" the ratification of the selection of Griffin's independent registered public accountants for fiscal 2014, "FOR" the approval, on an advisory (non-binding) basis, of the compensation of Griffin's named executive officers and "AGAINST" the stockholder proposal requesting that the Board of Directors undertake the necessary steps to enable Griffin to qualify as a REIT or MLP.

 GENERAL

        This solicitation is being made on behalf of the Board of Directors of Griffin. Any proxy received in the accompanying WHITE form may be revoked by the person executing it at any time before the authority thereby granted is exercised. A proxy may be revoked by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy bearing a later date to Griffin's Secretary. Proxies received by the Board of Directors in such form will be voted at the meeting or any adjournment thereof as specified therein by the person giving the proxy; if no specification is made, the shares represented by such WHITE proxy will be voted:

  i.
  For the election of Winston J. Churchill, Jr., David M. Danziger, Frederick M. Danziger, Thomas C. Israel, John J. Kirby, Jr., Jonathan P. May and Albert H. Small, Jr. as directors as described in this Proxy Statement;

  ii.
  For ratification of the selection of McGladrey LLP as Griffin's independent registered public accountants for fiscal 2014;

  iii.
  For the approval, on an advisory (non-binding) basis, of the compensation of Griffin's named executive officers as presented in this Proxy Statement; and

  iv.
  Against the stockholder proposal that the Board of Directors undertake the necessary steps to enable Griffin to qualify as a REIT or a MLP.

        Directors will be elected by a plurality of the votes cast. This means that the seven directors receiving the highest number of "FOR" votes will be elected as directors. Votes withheld and broker "non-votes" will have no effect on the election of directors. The ratification of the selection of McGladrey LLP as Griffin's independent registered public accountants requires the affirmative vote of a majority of shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as votes against the proposal. Because brokers have discretionary authority to vote on the ratification of the selection of McGladrey LLP, we do not expect any broker non-votes in connection with the ratification. The advisory (non-binding) vote for the approval of the compensation of Griffin's named executive officers requires the affirmative vote of a majority of shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as votes against the compensation of Griffin's named executive officers. Broker "non-votes" will be treated as though they are not entitled to vote and will have no effect on the outcome of this vote. The stockholder proposal that the Board of Directors undertake the necessary steps to enable Griffin to qualify as a REIT or MLP requires the affirmative vote of a majority of shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as votes against the proposal. Broker "non-votes" will be treated as though they are not entitled to vote and will have no effect on the outcome of this vote.

        Management knows of no matters that may be brought before the Annual Meeting or any postponement, continuation or adjournment thereof other than those described in the accompanying notice of meeting and routine matters incidental to the conduct of the meeting. However, if any other matter should come before the meeting or any postponement, continuation or adjournment thereof, it is the intention of the persons named in the accompanying WHITE proxy card or their substitutes to vote the proxy in accordance with their judgment on such matters.

        Our directors and director nominees are considered to be "participants" in this proxy solicitation under applicable regulations of the Securities and Exchange Commission ("SEC") as well as other persons who solicit proxies on our behalf. Please refer to Annex A, "Information Concerning Participants in the Company's Solicitation of Proxies," for information about our directors and director nominees as well as information about certain of our executive officers who may solicit proxies on our behalf. Other than the persons described in Annex A, none of our employees will be employed to solicit proxies. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of our solicitation of proxies. Solicitation of proxies may be made by mail, by e-mail, by facsimile, through the Internet, by telephone, or in person with some stockholders. Our directors, director nominees, executive officers and other employees will not receive additional compensation for soliciting proxies or performing clerical or ministerial tasks in furtherance of solicitations. Proxies and proxy material will also be distributed through brokers, custodians and other similar parties, and Griffin will reimburse such parties for their reasonable expenses. Griffin will bear the cost of soliciting proxies pursuant to this proxy statement. We estimate that the total amount to be spent in furtherance of, or in connection with, our solicitation of proxies will be approximately $42,000, which includes attorneys fees and printing costs, but which does not include the amount of costs represented by the amount normally expended for a solicitation for an election of directors in the absence of a contest and costs represented by salaries and wages of regular employees and officers. None of the estimated $42,000 in solicitation costs has been expended to date. Griffin has not specially engaged employees, representatives or other persons, such as a proxy solicitor, to solicit proxies from stockholders.

        Each holder of a share of Common Stock of Griffin, par value $0.01 per share (the "Common Stock"), will be entitled to one vote for each share held of record by such person at the close of business on April 10, 2014 (the "Record Date"), which is the Record Date fixed by the Board of Directors for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement, continuation or adjournment thereof. As of such date, Griffin had outstanding 5,146,366 shares of Common Stock (none of which constituted shares of treasury stock). A majority of these shares present in person or represented by proxy will constitute a quorum at the Annual Meeting. A total of 2,398,238 shares of Common Stock, representing approximately 46.6% of the outstanding shares of Common Stock, are held by members of the Cullman and Ernst Group (as defined herein).

STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING

        Proposals by stockholders for Griffin's 2015 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by Griffin no later than December 22, 2014 if such proposal is to be considered for inclusion in the 2015 proxy materials of Griffin. Any stockholder proposal not intended to be included in the proxy materials for the 2015 Annual Meeting must be received by Griffin no later than March 7, 2015, or else management of Griffin will retain discretion to vote proxies received for that meeting in their discretion with respect to any such proposal.

 PROPOSAL I. ELECTION OF DIRECTORS

        At the 2014 Annual Meeting of Stockholders, seven directors (which will comprise the entire Board) are to be elected. The Board of Directors proposed the nominees listed below for election as directors to serve until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The directors must be elected by a plurality of the votes cast in person or by proxy by stockholders entitled to vote at the meeting. If, for any reason, any of Griffin's nominees become unavailable for election, the proxy holders listed on Griffin's WHITE proxy card will vote for such substitute nominee or nominees as may be designated by the Board of Directors, or the Board may elect to reduce the size of the Board.

        Griffin has been informed that GAMCO Asset Management Inc. ("GAMCO") intends to nominate two alternative director nominees, Christopher P. Haley and Walter M. Schenker, for election as directors at the Annual Meeting. The Board of Directors of Griffin DOES NOT endorse the election of GAMCO's nominees. You may receive proxy solicitation materials from GAMCO, including a proxy statement and proxy card. IF YOU DO RECEIVE SUCH PROXY MATERIALS FROM GAMCO, OUR BOARD URGES YOU NOT TO SIGN OR RETURN GAMCO'S PROXY CARD OR TO VOTE FOR ANY OF GAMCO'S NOMINEES.

Griffin's Director Nominees

        Griffin's nominees for election as director are the following:

Name (letters refer to Committee memberships, identified below)	(Age) and Date Since Which Has Continuously Served as a Director of Griffin		Principal Occupation and Business Experience During the Past Five Years (1)	Also Has Served as a Director of the Following Corporations During the Past Five Years
Winston J. Churchill, Jr. (b) (c) (3)	(73)	1997	Managing General Partner of SCP Partners, a venture capital firm; Chairman of CIP Capital Management, Inc.

			Mr. Churchill, Jr. has significant experience as a member of Griffin's Board of Directors, has many years of general business experience and expertise as a managing general partner and board member of public companies.	Rodman & Renshaw Capital Group, Inc.; Cyalume Technologies Holdings, Inc.; Innovative Solutions and Support, Inc.; Amkor Technology, Inc.
David M. Danziger (2)	(48)	2006

Managing member of Culbro LLC, a private equity firm, since January 2006; Executive Vice President of General Cigar Holdings,  Inc. from January 1999 through April 2005.

Mr. Danziger has many years of general business experience and expertise as an executive of a public company.

Name (letters refer to Committee memberships, identified below)	(Age) and Date Since Which Has Continuously Served as a Director of Griffin		Principal Occupation and Business Experience During the Past Five Years (1)	Also Has Served as a Director of the Following Corporations During the Past Five Years
Frederick M. Danziger (2) (4)	(74)	1997

Chairman of the Board of Directors and Chief Executive Officer of Griffin Land & Nurseries, Inc. since May 2012. Mr. Danziger was the President and Chief Executive Officer of Griffin from April 1997 through May 2012.

Mr. Danziger's background as a lawyer and his extensive experience and knowledge with respect to real estate and real estate financing provides a unique perspective to the Board.

				Monro Muffler Brake, Inc.; Bloomingdale Properties, Inc.
Thomas C. Israel (a) (b) (c)	(70)	2000

Chairman and Chief Executive Officer of Ingleside Investors, also known as A.C. Israel Enterprises, Inc., an investment firm specializing in private equity.

Mr. Israel has significant experience as a member of Griffin's Board of Directors, many years of general business experience, finance experience, and expertise as an executive and board member of publicly held companies.

John J. Kirby, Jr. (4)	(74)	2012

Retired as a partner of Latham & Watkins, LLP in 2007 and was head of litigation of that firm's New York office from 1996 to 2004.

Mr. Kirby's background as a lawyer and his general business experience and knowledge provides an additional perspective to the Board.

Jonathan P. May (a)	(47)	2012

Chief Operating Officer and Chief Financial Officer and a Director of The CarbonNeutral Company, a private company that is a leading provider of carbon reduction programs for corporations since 2008. Mr. May was the founder and Managing Director of Catalytic Capital, LLC from 2004-2008.

Mr. May has significant general business experience, finance experience, and expertise as an executive.

Name (letters refer to Committee memberships, identified below)	(Age) and Date Since Which Has Continuously Served as a Director of Griffin		Principal Occupation and Business Experience During the Past Five Years (1)	Also Has Served as a Director of the Following Corporations During the Past Five Years
Albert H. Small, Jr. (a) (b) (c) (3)	(57)	2009

President of Renaissance Centro, LLC, a real estate firm active in the development and management of several commercial, office, hotel and residential developments in the Washington, D.C. area

Mr. Small, Jr. has significant experience in real estate development and management which gives him unique insights into Griffin's challenges, opportunities and operations.

Member of the (a) Audit Committee; (b) Compensation Committee; and (c) Nominating Committee.

1.
Except as otherwise indicated each director has had the same principal occupation during the past five years.

2.
David M. Danziger is the son of Frederick M. Danziger.

3.
Winston J. Churchill, Jr. and Albert H. Small, Jr. are brothers-in-law.

4.
John J. Kirby, Jr. and Frederick M. Danziger are brothers-in-law.

        The Board of Directors held seven meetings during fiscal 2013. Griffin's Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee. Committee memberships of the Board of Directors are indicated in the above table. No director attended fewer than 85% of all Board and Committee meetings during fiscal 2013 (of Committees of which they were members).

        The Company encourages, but does not require, Board Members to attend the Annual Meeting of Stockholders. Last year, all of the Board Members attended the Annual Meeting of Stockholders.

Board Independence

        Under NASDAQ rules, an "independent director" of a company means a person who is not an officer or employee of the company or its subsidiaries and, in the opinion of the company's board of directors, does not have a relationship with the company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that Messrs. Churchill, Israel, May and Small qualify as independent directors under NASDAQ rules.

Executive Officers who are not Directors

Name	Age	Principal Occupation During the Past Five Years
Michael S. Gamzon	44	President and Chief Operating Officer of Griffin since May 2012. Executive Vice President and Chief Operating Officer of Griffin from September 2010 through May 2012. Vice President of Griffin from January 2008 through August 2010. Investment Analyst with Alson Capital Partners, LLC from April 2005 until January 2008.
Scott Bosco	48	Vice President of Construction of the Griffin Land division since July 2005.
Anthony J. Galici	56	Vice President, Chief Financial Officer and Secretary of Griffin since 1997.
Thomas M. Lescalleet	51	Senior Vice President of the Griffin Land division since March 2002.

  Michael S. Gamzon is the son-in-law of Frederick M. Danziger and the brother-in-law of David M. Danziger.

Audit Committee

        Griffin's Audit Committee consists of Thomas C. Israel, Chairman, Jonathan P. May and Albert H. Small, Jr. All members of the Audit Committee meet the NASDAQ composition requirements, including the requirements regarding financial literacy, and the Board has determined that each member is independent under the listing standards of NASDAQ and the rules of the SEC, regarding audit committee membership. In addition, Mr. Israel's employment experience in finance results in his financial sophistication under NASDAQ rules, although none of the members of the Audit Committee are considered a financial expert as defined by Item 407(d)(5) of Regulation S-K of the Securities and Exchange Act of 1934 (an "audit committee financial expert"). Griffin does not have an audit committee financial expert because it believes the members of its Audit Committee have sufficient financial expertise and experience to provide effective oversight of Griffin's accounting and financial reporting processes and the audits of Griffin's financial statements in accordance with NASDAQ rules. In addition, the Audit Committee has engaged a former partner of an accounting and auditing firm that had provided service to Griffin to advise the Audit Committee. The Audit Committee believes that its engagement of the former audit partner, who is a certified public accountant with extensive experience in auditing the financial statements of public and private companies, as an advisor to the Audit Committee in carrying out its responsibilities provides it with additional expertise that is equivalent to that provided by an audit committee financial expert. The Audit Committee approves all auditing and non-auditing services, reviews audit reports and the scope of audit by Griffin's independent registered public accountants and related matters pertaining to the preparation and examination of Griffin's financial statements. From time to time, the Audit Committee makes recommendations to the Board of Directors with respect to the foregoing matters. The Audit Committee held 4 meetings in fiscal 2013 and recommended to the Board of Directors the selection of McGladrey LLP as the Company's independent registered public accountants (see "Ratification of the Selection of Independent Registered Public Accountants" on page 28).

Board of Directors' Role in Oversight of Risk

        Management is responsible for Griffin's day-to-day risk management activities, and the Board's role is to engage in informed risk oversight. In fulfilling this oversight role, Griffin's Board of Directors focuses on understanding the nature of Griffin's enterprise risks, including operations and strategic direction, as well as the adequacy of Griffin's overall risk management system. There are a number of ways the Board performs this function, including the following:

  •
  at its regularly scheduled meetings, the Board receives management updates on Griffin's business operations, financial results and strategy and discusses risks related to its businesses;

  •
  the Audit Committee assists the Board in its oversight of risk management by discussing with management, particularly the Chief Executive Officer, the President and the Chief Financial Officer, Griffin's major risk exposures and the steps management has taken to monitor and control such exposures; and

  •
  through management updates and committee reports, the Board monitors Griffin's risk management activities, including the risk management process, risks relating to Griffin's compensation programs, and financial and operational risks being managed by Griffin.

        The Board does not believe that its role in the oversight of Griffin's risk affects the Board's leadership structure.

Compensation Risk

        The Compensation Committee reviews compensation policies and practices affecting employees in addition to those applicable to executive officers. The Compensation Committee has determined that it is not reasonably likely that Griffin's compensation policies and practices for its employees would have a material adverse effect on Griffin.

Nominating Committee

        Griffin's Nominating Committee consists of Thomas C. Israel, Chairman, Winston J. Churchill, Jr. and Albert H. Small, Jr. The three members of the Nominating Committee are independent directors. The Nominating Committee reviews candidates for appointment to the Griffin Board of Directors. In searching for qualified director candidates for election to Griffin's Board of Directors and to fill vacancies on the Board, the Board may solicit current directors for the names of potentially qualified candidates and may ask directors to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates and will consider suggestions from shareholders for nominees for election as directors. The Nominating Committee does not have a policy on the consideration of board nominees recommended by stockholders. The Board believes such a policy is not necessary in that the Nominating Committee will consider nominees based on a nominee's qualifications, regardless of whether the nominee is recommended by stockholders. The Nominating Committee operates under a written charter adopted by the Board of Directors on March 11, 2014, which is attached to this Proxy Statement as Appendix A. The Nominating Committee held 1 meeting in fiscal 2013.

Board Diversity; Selection and Evaluation of Director Candidates

        The Board does not have a formal policy with respect to Board nominee diversity. There are no specific minimum qualifications that the Nominating Committee believes must be met for a person to serve on the Board. When identifying nominees for director, the Nominating Committee focuses on relevant subject matter expertise, depth of knowledge in key areas that are important to Griffin, and the background, perspective and experience of the nominee. The Nominating Committee is charged with building and maintaining a board that has an ideal mix of talent and experience to achieve Griffin's business objectives in the current environment. Any stockholder who wishes to recommend a candidate to the Nominating Committee for consideration as a director nominee should submit the recommendation in writing to the Secretary of the Company sufficiently in advance of the Company's annual meeting to permit the Nominating Committee to complete its review in a timely fashion.

Board Leadership Structure

        In May 2012, the Board appointed Mr. Frederick M. Danziger Chairman of the Board and Chief Executive Officer. In making that appointment, the Board concluded that, based on Griffin's present circumstances, Griffin and its stockholders are best served by having Mr. Danziger serve as Chairman of the Board and Chief Executive Officer. Mr. Danziger's combined role as Chairman of the Board and Chief Executive Officer promotes unified leadership and direction for Griffin, which allows for a single, clear focus for management to execute Griffin's strategy and business plans, particularly in light of Mr. Danziger's service as Griffin's Chief Executive Officer since 1997.

Communication with the Board or Nominating Committee

        Stockholders who wish to communicate with the Board of Directors or the Nominating Committee should address their communications to Thomas C. Israel, Chairman of the Nominating Committee, via first class mail, at Griffin Land & Nurseries, Inc., One Rockefeller Plaza, Suite 2301, New York, New York, 10020. Such communication will be distributed to the specific Director(s) requested by the stockholders, or if generally to the Board of Directors, to other members of the Board of Directors as may be appropriate depending on the material outlined in the stockholder communication.

Compensation Committee

        Griffin's Compensation Committee consists of Winston J. Churchill, Jr., Chairman, Thomas C. Israel and Albert H. Small, Jr. All of the members of the Compensation Committee are independent directors and meet the heightened independence requirements for members of the compensation committee under NASDAQ rules. The Compensation Committee oversees Griffin's executive compensation programs, Griffin's 2009 Stock Option Plan, Griffin's 401(k) Savings Plan (the "Griffin 401(k) Savings Plan") and Griffin's non-qualified deferred compensation plan (the "Deferred Compensation Plan"). No member of the Compensation Committee has been an officer or employee of Griffin. None of Griffin's executive officers have served as a director or member of the compensation committee of any entity whose executive officers served as a director of Griffin or member of Griffin's Compensation Committee. The Compensation Committee operates under a written charter adopted by the Board of Directors on March 11, 2014, which is attached to this Proxy Statement as Appendix B. The Compensation Committee met once in fiscal 2013.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND PRINCIPAL HOLDERS

        The following table lists the number of shares and options to purchase shares of Common Stock of Griffin beneficially owned or held by: (i) each person known by Griffin to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) each director; (iii) each Named Executive Officer; and (iv) all directors and executive officers of Griffin, collectively. Unless otherwise indicated, information is provided as of April 10, 2014.

Name and Address (1)	Shares Beneficially Owned (2)	Percent of Total
Cullman and Ernst Group (3)	2,470,707	47.3
Frederick M. Danziger (3)	258,045	5.0
David M. Danziger (3)	471,776	9.2
Michael S. Gamzon (3)	121,989	2.4
John J. Kirby, Jr. (3)	3,378	*
Winston J. Churchill, Jr. SCP Partners 1200 Liberty Ridge Drive, Suite 300 Wayne, PA 19087	27,658	*
Thomas C. Israel Ingleside Investors 12 East 49th Street New York, NY 10017	38,658	*
Jonathan P. May The CarbonNeutral Company 10 East 40th Street New York, NY 10128	1,870	*
Albert H. Small, Jr. Renaissance Centro 7311 Wisconsin Avenue Bethesda, MD 20814	7,674	*
Anthony J. Galici Griffin Land & Nurseries, Inc. 204 West Newberry Road Bloomfield, CT 06002	32,690	*
Gregory M. Schaan Monrovia Connecticut LLC 90 Salmon Brook Street Granby, CT 06035	250	*
Thomas M. Lescalleet Griffin Land, LLC 204 West Newberry Road Bloomfield, CT 06002	14,167	*
Gabelli Funds, LLC et al (4) Gabelli Funds, LLC One Corporate Center Rye, NY 10580	1,754,974	34.1
All directors and executive officers collectively, consisting of 12 persons (5)	937,322	17.7

*
Less than 1%

(1)
Unless otherwise indicated, the address of each person named in the table is 641 Lexington Avenue, New York, NY 10022.

(2)
This information reflects the definition of beneficial ownership adopted by the Securities and Exchange Commission (the "Commission"). Beneficial ownership reflects sole investment and voting power, except as reflected below in footnote 3. Where more than one person shares investment and voting power in the same shares, such shares may be shown more than once. Such shares are reflected only once, however, in the total for all directors and officers. Includes stock options granted pursuant to the Griffin Stock Option Plan, as amended, that are exercisable within 60 days of the Record Date as follows: Frederick M. Danziger–23,333 options; David M. Danziger–5,925 options; Michael S. Gamzon–40,833 options; John J. Kirby, Jr.–2,378 options; Winston J. Churchill, Jr.–12,609 options; Thomas C. Israel–12,609 options; Jonathan P. May–1,870 options; Albert H. Small, Jr.–7,674 options; Anthony J. Galici–11,667 options; Thomas M. Lescalleet–11,667 options; and Scott Bosco–9,167 options.

(3)
Based on a Schedule 13D/A filed with the Commission on February 15, 2012 on behalf of the Cullman and Ernst Group and Griffin's records. Included in the shares held by the Cullman and Ernst Group are the following: 1,131,101 shares beneficially owned by Susan R. Cullman, of which she has sole voting and dispositive power with respect to 71,439 shares and shared voting and dispositive power with respect to 1,059,662 shares; 729,670 shares beneficially owned by Edgar M. Cullman, Jr., of which he has sole voting and dispositive power with respect to 132,522 shares and shared voting and dispositive power with respect to 597,148 shares; 18,410 shares beneficially owned by the Estate of Louise B. Cullman (for which Edgar M. Cullman, Jr., Susan R. Cullman and Lucy C. Danziger are executors) of which it has sole voting power with respect to all such shares; 494,746 shares beneficially owned by Lucy C. Danziger, of which she has sole voting and dispositive power with respect to 60,322 shares and shared voting and dispositive power with respect to 434,424 shares; 405,381 shares beneficially owned by John Ernst, of which he has sole voting and dispositive power with respect to 7,349 shares and shared voting and dispositive power with respect to 398,032 shares; 258,045 shares beneficially owned by Frederick M. Danziger, of which he has sole voting and dispositive power with respect to 86,867 shares and shared voting and dispositive power with respect to 171,178 shares; 259,394 shares beneficially owned by Elissa F. Cullman, of which she has sole voting and dispositive power with respect to 14,850 shares and shared voting and dispositive power with respect to 244,544 shares; 233,792 shares beneficially owned by B Bros. Realty, LLC (of which Susan R. Cullman is a member), of which it has sole voting and dispositive power with respect to all such shares; 186,546 shares beneficially owned by Carolyn Sicher, of which she has sole voting and dispositive power with respect to 21,422 shares and shared voting and dispositive power with respect to 165,124 shares; 116,037 shares beneficially owned by Carolyn S. Fabrici, of which she has shared voting and dispositive power with respect to all such shares; 471,776 shares beneficially owned by David M. Danziger, of which he has sole voting and dispositive power with respect to 33,402 shares and shared voting and dispositive power with respect to 438,374 shares; 121,989 shares held by Michael S. Gamzon, of which he has sole voting and dispositive power with respect to 40,833 shares and shared voting and dispositive power with respect to 81,156 shares; 391,952 shares beneficially owned by Rebecca D. Gamzon, of which she has sole voting and dispositive power with respect to 10,550 shares and shared voting and dispositive power with respect to 381,402 shares; 58,731 shares beneficially owned by Alexandra Ernst, of which she has sole voting and dispositive power with respect to 1,748 shares and shared voting and dispositive power with respect to 56,983 shares; 45,134 shares beneficially owned by Jessica P. Ernst, of which she has sole voting and dispositive power with respect to 1,250 shares and shared voting and dispositive power with respect to 43,884 shares; 5,176 shares beneficially owned by Matthew Ernst, of which he has sole voting and dispositive power with respect to 1,650 shares and shared voting and dispositive power with respect to 3,526 shares; 44,580 shares beneficially owned by Margot P. Ernst, of which she has shared voting and dispositive power with respect to all such shares; 16,669 shares beneficially owned by Edgar M. Cullman III, of which he has sole voting and dispositive power with respect to all such shares; 13,594 shares beneficially owned by Samuel B. Cullman, of which he has sole voting and dispositive power with respect to all such shares; 9,550 shares beneficially owned by Georgina D. Cullman, of which she has sole voting and dispositive power with respect to all such shares; 21,138 shares beneficially owned by the Estate of Edgar M. Cullman (for which Edgar M. Cullman, Jr., Susan R. Cullman and Lucy C. Danziger are executors) of which it has sole voting power with respect to all such shares; and 3,378 shares beneficially owned by John J. Kirby, Jr., of which he has sole voting and dispositive power with respect to all such shares.

  The Schedule 13D/A states that there is no formal agreement governing the group's holding and voting of shares held by members of the Cullman and Ernst Group but that there is an informal understanding that the persons and entities included in the group will hold and vote together with shares owned by each of them in each case subject to any applicable fiduciary responsibilities.

(4)
Griffin has received a copy of Schedule 13D/A as filed with the Commission by Gabelli Funds, LLC et al, reporting ownership of these shares as of April 11, 2014. As reported in said Schedule 13D/A, Gabelli Funds, LLC reports sole dispositive power with respect to 563,893 shares, GAMCO Asset Management Inc. ("GAMCO") reports sole voting power with respect to 1,009,511 of these shares and sole dispositive power with respect to 1,066,601 of these shares and Teton Advisors, Inc. ("Teton Advisors") reports sole voting and dispositive power with respect to 124,480 of these shares. The securities have been acquired by GGCP, Inc. ("GGCP"), and certain of its direct and indirect subsidiaries, including GAMCO Investors, Inc. ("GBL"), on behalf of their investment advisory clients. Mario Gabelli, as the controlling stockholder, Chief Executive Officer and a director of GGCP, Chairman and Chief Executive Officer of GBL, and the controlling shareholder of Teton Advisors, is deemed to have beneficial ownership of the shares owned beneficially by Gabelli Funds, LLC, GAMCO and Teton Advisors. GBL and GGCP are deemed to have beneficial ownership of the shares beneficially owned by each of the foregoing persons other than Mario Gabelli and the Gabelli Foundation, Inc. For the shares held by Gabelli Funds, LLC, with respect to the 55,000 shares held by the Gabelli Capital Asset Fund, the 55,500 shares held by the Gabelli Equity Trust, the 104,000 shares held by the Gabelli Asset Fund, the 122,000 shares held by the Gabelli Value Fund, the 217,393 shares held by the Gabelli Small Cap Growth Fund, and the 10,000 shares held by the Gabelli Equity Income Fund, the proxy voting committee of each such fund has taken and exercises in its sole discretion the entire voting power with respect to the shares held by such funds.

(5)
Excluding shares held by certain charitable foundations, the officers and/or directors of which include certain officers and directors of Griffin.

INTERESTS IN CERTAIN TRANSACTIONS

        Griffin reviews any relationships and transactions in which Griffin and its directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Griffin's corporate staff is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether Griffin or a related person has a direct or indirect material interest in the transaction. In accordance with its charter, the Audit Committee is then responsible for reviewing and approving all transactions. As required under SEC rules, transactions that are determined to be directly or indirectly material to Griffin or a related person are disclosed in Griffin's Annual Report on Form 10-K and Proxy Statement.

        The information given in this Proxy Statement with respect to the five-year business experience of each director and officer, beneficial ownership of stock, interlocks and the respective interests of persons in transactions to which Griffin or any of its subsidiaries was a party (other than as appears from the records of Griffin), is based upon statements furnished to Griffin by its directors and officers.

 COMPENSATION DISCUSSION AND ANALYSIS

        This Compensation Discussion and Analysis describes the material elements of compensation awarded to, earned by, or paid to each of Griffin's named executive officers (the "Named Executive Officers") during the last completed fiscal year. The Named Executive Officers for the fiscal year ended November 30, 2013 are as follows:

Frederick M. Danziger	Chairman of the Board and Chief Executive Officer ("CEO") of Griffin
Michael S. Gamzon	President and Chief Operating Officer ("COO") of Griffin
Anthony J. Galici	Vice President, Chief Financial Officer and Secretary of Griffin
Thomas M. Lescalleet	Senior Vice President of Griffin Land, LLC
Gregory M. Schaan	Former President and Chief Executive Officer of Imperial Nurseries, Inc.

Compensation Philosophy and Overview

        Griffin's compensation programs are designed to attract, motivate and retain the management talent that Griffin believes is necessary to achieve its financial and strategic goals. Griffin's Compensation Committee strives to pay for performance by rewarding each of its Named Executive Officers for team results and their individual contributions to Griffin's success. In this way, Griffin believes that the interests of its executives align with the interests of its stockholders.

Design and Implementation

        With these objectives in mind, Griffin's Compensation Committee has built an executive compensation program that consists of three principal elements:

  1.
  Base Salary
  2.
  Annual Incentive Compensation Programs
  3.
  Long-Term Incentive Program

        Griffin also contributes to a 401(k) savings plan and deferred compensation plan on behalf of its Named Executive Officers. These contributions, however, comprise a relatively minor portion of Griffin's Named Executive Officers' compensation packages.

Base Salary

        Griffin pays base salaries to its Named Executive Officers in order to provide a consistent, minimum level of pay that sustained individual performance warrants. Griffin also believes that a competitive annual base salary is important to attract and retain an appropriate caliber of talent for each position over time.

        The annual base salaries of Griffin's Named Executive Officers are determined by its Chairman and CEO (except with regard to his salary) and approved annually by the Compensation Committee. The annual base salary of Griffin's Chairman and CEO is determined by the Compensation Committee. All salary decisions are based on each Named Executive Officer's level of responsibility, experience and recent and past performance, as determined by the Chairman and CEO and the Compensation Committee, as applicable. Griffin does not benchmark its base salaries in any way, nor does Griffin employ the services of a compensation consultant.

Annual Incentive Compensation Programs

        Griffin's annual incentive programs are designed to recognize short-term performance against established annual performance goals for each of its operating businesses, as explained below. These performance goals are developed by the Chairman and CEO and approved or modified, as necessary, by the Compensation Committee. Additionally, the Compensation Committee retains the discretion to adjust any awards made to Griffin's executives, including making awards in the absence of the attainment of any of the performance goals under Griffin's annual incentive compensation plans. Any such adjustment may only be to the benefit of the participants. The Compensation Committee made a discretionary increase in the amount of $158,344 to the incentive compensation pool for fiscal 2013 under the Griffin Land Incentive Compensation Plan. Griffin makes annual incentive payments, if any, in the year following the year in which they are earned.

Griffin Land

        Under the Griffin Land Incentive Compensation Plan for Fiscal Year 2013 (the "Griffin Land Incentive Plan"), incentive compensation is awarded based on certain defined components, including: (i) profit from property sales in Connecticut and Massachusetts (10% of the pretax profit on property sales, as defined in the Griffin Land Incentive Plan, with a maximum of an aggregate $150,000 of incentive compensation that could have been accrued under this component); (ii) value generated from build-to-suit buildings in Connecticut and Massachusetts entered into in fiscal 2013 (10% of the incremental value created, as defined in the Griffin Land Incentive Plan, with a maximum of an aggregate $200,000 of incentive compensation that could have been accrued under this component); (iii) value generated from the leasing of buildings built on speculation in Connecticut or Massachusetts (10% of the incremental value generated, as defined in the Griffin Land Incentive Plan, with a maximum of an aggregate $200,000 of incentive compensation that could have been accrued under this component); (iv) the leasing of currently vacant space in Connecticut (with a maximum of an aggregate $185,000 of incentive compensation that could have been accrued under this component); (v) the renewal of leases expiring in Connecticut in fiscal 2013 (with a maximum of an aggregate $80,000 of incentive compensation that could have been accrued under this component); and (vi) value generated from build-to-suit buildings in Pennsylvania entered into in fiscal 2013 (10% of the incremental value created, as defined in the Griffin Land Incentive Plan, with a maximum of an aggregate $200,000 of incentive compensation could have been accrued under this component); (vii) value generated from the leasing of buildings built on speculation in Pennsylvania (10% of the incremental value generated, as defined in the Griffin Land Incentive Plan, with a maximum of an aggregate $200,000 of incentive compensation could have been accrued under this component); and (viii) the leasing of currently vacant industrial space in Pennsylvania (with a maximum of an aggregate $75,000 of incentive compensation that could have been accrued under this component). Any amounts of incentive compensation earned under components (iv) and (v) are subject to adjustment based on the amount of funds from operations, as defined in the Griffin Land Incentive Plan, achieved by Griffin Land. Any amounts of incentive compensation earned under components (vi), (vii) and (viii), as defined in the Griffin Land Incentive Plan, would result in 50% of such amount being added to the incentive compensation pool applicable to Griffin Land employees with the remaining 50% of incentive compensation earned to be distributed at the discretion of the Compensation Committee. These objectives are designed to reward management for increasing the operating cash flow of the real estate business. Amounts earned under each objective are accrued into an incentive compensation pool up to a maximum incentive compensation amount, which in fiscal 2013 was $1,052,500 ($815,000 related to components (i), (ii), (iii), (iv) and (v) and $237,500 (50% of the maximum of $475,000) related to components (vi), (vii) and (viii)) for Griffin Land employees and $237,500 (50% of the maximum of $475,000 related to components (vi), (vii) and (viii)) to be distributed at the discretion of the Compensation Committee if all targets were achieved at their maximum amounts. The incentive compensation pool is divided among executives and employees of Griffin Land. The amounts earned by Griffin Land employees under the Griffin Land Incentive Plan may be increased at the discretion of the Compensation Committee. The Compensation Committee increased the incentive compensation pool of the Griffin Land Incentive Plan for fiscal 2013 by $158,344 principally due to the completion of the sale of approximately 90 acres of undeveloped land for $9.0 million in fiscal 2013. Incentive compensation on that transaction was specifically excluded from the component of the Griffin Land Incentive Plan for property sales and left to the discretion of the Compensation Committee.

        Over the past three years, achievement of the components of the Griffin Land Incentive Plan has been as follows:

Incentive Plan Component	Fiscal 2013	Fiscal 2012	Fiscal 2011
Profit from property sales	Achieved	Achieved	Achieved
Value generated from buildings built on speculation	Achieved	Not Achieved	Not Applicable
Value generated from build-to-suit projects	Not Achieved	Not Achieved	Not Achieved
Leasing of currently vacant space	Achieved	Achieved	Achieved
Renewal of expiring leases	Achieved	Achieved	Achieved

        The achievement of profit from property sales, value generated from buildings built on speculation, leasing of currently vacant space and renewal of expiring leases resulted in $131,656 being accrued into the incentive compensation pool for the Griffin Land Incentive Plan for fiscal 2013. Subsequently, the Compensation Committee, at its discretion, increased the incentive compensation pool by $158,344 bringing the total amount accrued into the Griffin Land incentive compensation pool for fiscal 2013 to $290,000. Per the Griffin Land Incentive Plan for fiscal 2013, achievement of the value generated from the leasing of buildings built on speculation in Pennsylvania component resulted in $55,243, 50% of the incremental value generated, available for distribution at the discretion of the Compensation Committee. The Compensation Committee, at its discretion, authorized distribution of $27,500 of the $55,243. The $27,500 was distributed as follows: $2,500 to Griffin Land's Senior Vice President; $5,000 to Griffin Land's Vice President of Construction; and $20,000 to Griffin's President and COO. No other Named Executive Officer received a discretionary allocation from the Compensation Committee.

Imperial Nurseries

        Under the Imperial Nurseries, Inc. Incentive Compensation Plan for Fiscal Year 2013 (the "Imperial Incentive Plan"), incentive compensation is awarded based on the achievement of certain defined components, including operating profit and operating cash flow, by Imperial Nurseries, Inc. ("Imperial").

Operating Profit

        The amount to be accrued into Imperial's incentive compensation pool with respect to operating profit is a percentage of Imperial's operating profit achieved. If Imperial incurs an operating loss, no incentive compensation is accrued. If Imperial achieves an operating profit below $250,000, 30% of the operating profit is accrued into the incentive compensation pool. If Imperial's operating profit is between $250,000 and $500,000, $75,000 plus 40% of the operating profit above $250,000 is accrued into the incentive compensation pool. If Imperial's operating profit is between $500,000 and $750,000, $175,000 plus 50% of the operating profit above $500,000 is accrued into the incentive compensation pool. If Imperial's operating profit is between $750,000 and $1,000,000, $300,000 plus 30% of the operating profit above $750,000 is accrued into the incentive compensation pool. If Imperial's operating profit is above $1,000,000, $375,000 plus 25% of the operating profit above $1,000,000 is accrued into the incentive compensation pool. Because Imperial did not achieve an operating profit in fiscal 2013, no amounts were accrued into Imperial's incentive compensation pool for the operating profit component of the Imperial Incentive Plan.

Operating Cash Flow

        The amount to be accrued into Imperial's incentive compensation pool with respect to operating cash flow is $20,000 if operating cash flow, as calculated for incentive compensation purposes, equals $250,000, or $0 if operating cash flow, as calculated for incentive compensation purposes, is below $250,000. If operating cash flow, as calculated for incentive compensation purposes, exceeds $250,000 but is less than $425,000, 12% of the operating cash flow above $250,000 will also be accrued into the incentive compensation pool. For each additional $25,000 increment of operating cash flow, as calculated for incentive compensation purposes, above $425,000, $3,125 of incentive compensation will also be accrued into the incentive compensation pool. Because Imperial's fiscal 2013 operating cash flow, as calculated for incentive compensation purposes, was below $250,000, no amounts were accrued into Imperial's incentive compensation pool for the operating cash flow component of the Imperial Incentive Plan.

        No amounts were accrued into Imperial's incentive compensation pool for fiscal 2013 because neither the operating profit component nor the operating cash flow component were met.

Corporate

        The 2013 Corporate Incentive Compensation Plan (the "Corporate Incentive Plan") was designed to reward corporate employees, including Griffin's Chairman and CEO, President and COO and the Vice President, Chief Financial Officer and Secretary, based on the results of Griffin's operating businesses, consistent with Griffin's goal to award for performance through team results as discussed above. Under the Corporate Incentive Plan, the amount of corporate incentive compensation was based on the levels of incentive compensation earned at Griffin Land and Imperial. If both the employees at Griffin Land and the senior executives at Imperial had earned incentive compensation under their respective plans, then an amount equal to 80% of the sum of those respective pools would accrue into the Corporate incentive compensation pool. However, because only Griffin Land earned incentive compensation, an amount equal to 30% of the total amount of the Griffin Land incentive compensation pool, including the Compensation Committee's discretionary increase to the Griffin Land incentive compensation pool, or $87,000 ($39,497 attributable to the non-discretionary incentive plan compensation and $47,503 attributable to the Compensation Committee's discretionary increase), was accrued into the Corporate incentive compensation pool, of which the President and COO and the Vice President, Chief Financial Officer and Secretary were beneficiaries. The President and COO was allocated $34,800 (40%) of the total pool with $15,799 attributable to incentive plan compensation and $19,001 attributable to the Compensation Committee's discretionary increase to the incentive compensation pool. The President and COO also received $20,000 of the $55,243 of incentive compensation, distributed at the discretion of the Compensation Committee, related to buildings built on speculation in Pennsylvania under the Griffin Land Incentive Plan for fiscal 2013. The Vice President, Chief Financial Officer and Secretary was allocated $30,450 (35%) of the total pool with $13,824 attributable to non-discretionary incentive plan compensation and $16,626 attributable to the Compensation Committee's discretionary increase to the incentive compensation pool. The Chairman and CEO received no allocation.

Long-Term Incentive Program—Equity Awards

        Griffin believes that equity ownership in Griffin is important to provide its Named Executive Officers with long-term incentives to build value for Griffin's stockholders. In addition, the equity program is designed to attract and retain the executive management team. The Griffin equity program consists entirely of stock option awards. Stock options have value only if the stock price increases over time and, therefore, provide executives with an incentive to build Griffin's value. This characteristic ensures that the Named Executive Officers have a meaningful portion of their compensation tied to future stock price increases. If Griffin's stock price increases, stock options have the potential to provide high returns to its executives, thus helping Griffin to attract and retain management. However, the realizable value of the stock options can fall to zero if the stock price is lower than the exercise price established on the date of grant.

        Stock option awards to Named Executive Officers are entirely discretionary. The Chairman and CEO recommends whether and how many stock options should be awarded to the other Named Executive Officers, and the Compensation Committee approves or, if necessary, modifies his recommendations. The Compensation Committee solely determines whether and how many stock options should be awarded to the Chairman and CEO. In making stock option award determinations, the Chairman and CEO and the Compensation Committee consider the prior contribution of participants and their expected future contributions to the growth of Griffin. In fiscal 2013, no stock options were awarded to the Named Executive Officers and no stock options were issued to other employees.

        The Griffin Land & Nurseries, Inc. 2009 Stock Option Plan (the "2009 Stock Option Plan") makes available options to purchase 386,926 shares of Griffin common stock, which includes options to purchase the 161,926 shares that were available for issuance under Griffin's prior stock option plan. The Compensation Committee of Griffin's Board of Directors administers the 2009 Stock Option Plan. Options granted under the 2009 Stock Option Plan may be either incentive stock options or non-qualified stock options issued at fair market value of a share of common stock on the date the award is approved by Griffin's Compensation Committee. Vesting of all of Griffin's previously issued stock options is solely based upon service requirements and does not contain market or performance conditions.

        In accordance with the 2009 Stock Option Plan, stock options granted to non-employee directors upon their initial election to the board of directors are fully exercisable immediately upon the date of the option grant. Stock options granted to non-employee directors upon their reelection to the board of directors vest on the second anniversary from the date of grant. Stock options granted to employees vest in equal installments on the third, fourth and fifth anniversaries from the date of grant. Stock options granted to employees and non-employee directors have a maximum term of ten years from the date of grant.

        Of the 386,926 shares of common stock reserved for issuance under the 2009 Stock Option Plan, as of November 30, 2013, 127,181 shares were subject to outstanding options granted under the 2009 Stock Option Plan. In addition, as of November 30, 2013, 259,745 shares were available for future awards under the 2009 Stock Option Plan (which includes certain shares that again became available following the forfeiture of outstanding options). For more information on stock options, see the Summary Compensation Table, Grants of Plan-Based Awards Table, Outstanding Equity Awards Table and their footnotes.

Perquisites and Other Benefits

        Griffin's Named Executive Officers are eligible for the same health and welfare programs and benefits as the rest of its employees in their respective locations. In addition, Griffin's Vice President, Chief Financial Officer and Secretary receives an automobile allowance of $8,000 per year.

        Griffin's Named Executive Officers are entitled to participate in and receive employer contributions to Griffin's 401(k) Savings Plan. In addition, Griffin has established a non-qualified Deferred Compensation Plan (the "Deferred Compensation Plan") that allows eligible participants, including the Named Executive Officers, to defer portions of their annual base salary, as well as receive employer matching contributions with respect to deferrals that would exceed IRS limits under the Griffin 401(k) Savings Plan. For more information on employer contributions to the Griffin 401(k) Savings Plan and the Deferred Compensation Plan, see the Summary Compensation Table and its footnotes.

Material 2014 Compensation

        On March 11, 2014, the Compensation Committee, at its discretion, awarded Mr. Schaan, Imperial's former President and CEO and Mr. Galici, Vice President, Chief Financial Officer and Secretary of Griffin, bonuses of $75,000 and $15,000, respectively, related to the completion of the disposition of the landscape nursery growing operations of Imperial, Griffin's subsidiary in the landscape nursery business, to Monrovia Nursery Company ("Monrovia"), a private company grower of landscape nursery products. The transaction included a sale of Imperial's inventory and certain other assets and included a long-term lease to Monrovia of most of the land, land improvements and other fixed assets that were used by Imperial in its Connecticut growing operations (the "Imperial Transaction").

Analysis

Base Salary

        The following table presents the base salaries for Griffin's Named Executive Officers in 2013 and the percentage increase over their 2012 base salaries:

	Annual Salary	% Increase
Mr. Danziger	$530,500	2.0%
Mr. Gamzon	$338,200	2.0%
Mr. Galici	$278,900	2.0%
Mr. Lescalleet	$244,078	2.0%
Mr. Schaan	$249,700	2.0%

Annual Incentive Compensation Program

        The following table presents the total annual incentive payments made to the Named Executive Officers for fiscal 2013, the amount of annual incentive compensation awarded under Griffin's respective annual incentive compensation plans, and the amount of any discretionary bonus the Compensation Committee awarded to the Named Executive Officers.

	Incentive Plan Payments	Discretionary Bonus Payments	Total Annual Incentive Payments
Mr. Danziger	$—	$—	$—
Mr. Gamzon	$35,799	$19,001	$54,800
Mr. Galici	$13,824	$16,626	$30,450
Mr. Lescalleet	$41,997	$47,503	$89,500
Mr. Schaan	$—	$—	$—

Griffin Land

        Mr. Lescalleet was awarded $89,500 in annual incentive compensation for 2013 based on the formula under the Griffin Land Incentive Plan which included $47,503 of the $158,344 discretionary amount added by the Compensation Committee to the Griffin Land Incentive Plan incentive compensation pool for fiscal 2013 and $2,500 of the $55,243 of incentive compensation, distributed at the discretion of the Compensation Committee, related to buildings built on speculation in Pennsylvania under the Griffin Land Incentive Plan for fiscal 2013.

Imperial Nurseries

        Mr. Schaan did not receive an award under the Imperial Incentive Plan because Imperial did not achieve an operating profit or meet the operating cash flow requirements of the Imperial Incentive Plan in fiscal 2013. The Compensation Committee did not exercise its discretion to alter the formula result of the Imperial Incentive Plan.

Corporate

        Because only employees at Griffin Land earned incentive compensation for fiscal 2013, under the Corporate Incentive Plan, the President and COO was entitled to receive incentive compensation of $34,800 of which $15,799 is attributable to non-discretionary incentive plan compensation and $19,001 is attributable to the Compensation Committee's discretionary increase to the incentive compensation pool and the Vice President, Chief Financial Officer and Secretary was entitled to receive incentive compensation of $30,450 of which $13,824 is attributable to non-discretionary incentive plan compensation and $16,626 is attributable to the Compensation Committee's discretionary increase to the incentive compensation pool. The Chairman and CEO was not entitled to any incentive compensation. The Compensation Committee did not exercise its discretion to alter the formula result of the Corporate Incentive Plan.

        The President and COO also received $20,000 of the $55,243 of incentive compensation, distributed at the discretion of the Compensation Committee, related to buildings built on speculation in Pennsylvania under the Griffin Land Incentive Plan for fiscal 2013. The Chairman and CEO and Vice President, Chief Financial Officer and Secretary received no discretionary allocation from the Compensation Committee.

Stockholder Say-on-Pay Votes

        At Griffin's 2013 annual meeting of stockholders, Griffin's stockholders were given the opportunity to cast an advisory vote on Griffin's executive compensation. Approximately 99.5% of the votes cast on this "2013 say-on-pay vote" were voted in favor of the proposal. Griffin has considered the 2013 say-on-pay vote and believes that the overwhelming support of the Griffin stockholders for the 2013 say-on-pay vote proposal indicates that Griffin's stockholders are supportive of the approach to executive compensation. Thus Griffin did not make changes to its executive compensation arrangements in response to the 2013 say-on-pay vote. In the future, Griffin will continue to consider the outcome of the say-on-pay votes when making compensation decisions regarding its Named Executive Officers.

Accounting and Tax Considerations

        Griffin does not believe it need now adopt any policy with respect to the $1,000,000 deduction cap of Section 162(m) of the Internal Revenue Code. While the Compensation Committee will give due consideration to the deductibility of compensation payments on compensation arrangements with Griffin's executive officers, the Compensation Committee will make its compensation decisions based on an overall determination of what it believes to be in the best interests of Griffin and its shareholders, and deductibility will be only one among a number of factors used by the Compensation Committee in making its compensation decisions.

        Section 4999 and Section 280G of the Internal Revenue Code provide that certain executives could be subject to significant excise taxes if they receive payments or benefits that exceed certain limits in connection with a change in ownership or change in effective control of Griffin and that Griffin or its successors could lose an income tax deduction with respect to the payments subject to the excise tax. Griffin has not entered into any agreements with any executives that provide for a tax "gross up" or other reimbursement for taxes the executive might be required to pay pursuant to Section 4999 of the Internal Revenue Code.

        Section 409A of the Internal Revenue Code imposes significant additional taxes and interest on underpayments of taxes in the event an employee or other service provider defers compensation under a plan or agreement that does not meet the requirements of Section 409A of the Internal Revenue Code. Griffin has generally structured its programs and individual arrangements in a manner intended to be exempt from or comply with the requirements of Section 409A of the Internal Revenue Code.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed with management Griffin's Compensation Discussion and Analysis, and based upon this review and discussion, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Griffin's Proxy Statement for its 2014 Annual Meeting of Stockholders and the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 2013, filed with the Securities and Exchange Commission on February 13, 2014.

                      Winston J. Churchill, Jr. (Chairman)
                      Thomas C. Israel
                      Albert H. Small, Jr.

 EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table presents information regarding compensation of each of Griffin's Named Executive Officers for services rendered during fiscal years 2013, 2012 and 2011.

Name and Principal Position	Year	Salary (1) ($)	Bonus ($)		Option Awards (2) ($)	Non-Equity Incentive Plan Compensation (8) ($)		All Other Compensation ($)		Total ($)
Frederick M. Danziger	2013	$529,692	$—		$—	$—		$15,923	(3)	$545,615
Chairman and Chief	2012	$520,000	$—		$—	$—		$15,858		$535,858
Executive Officer of Griffin	2011	$538,846	$—		$322,000	$—		$15,825		$876,671
Michael S. Gamzon	2013	$337,685	$19,001		$—	$35,799		$10,220	(4)	$402,705
President and Chief	2012	$331,000	$7,260	(10)	$—	$8,490	(10)	$10,078		$356,808
Operating Officer of Griffin	2011	$334,615	$—		$322,000	$13,094		$9,967		$679,676
Anthony J. Galici	2013	$278,477	$16,626		$—	$13,824		$16,618	(5)	$325,545
Vice President, Chief	2012	$272,984	$7,260	(10)	$—	$8,490	(10)	$16,554		$305,268
Financial Officer and	2011	$277,673	$—		$161,000	$13,094		$16,840		$468,607
Secretary of Griffin
Thomas M. Lescalleet	2013	$243,710	$47,503		$—	$41,997		$10,709	(6)	$343,919
Senior Vice President,	2012	$238,931	$41,484		$—	$48,516		$10,634		$339,565
Griffin Land, LLC	2011	$243,092	$—		$161,000	$74,820		$10,929		$489,841
Gregory M. Schaan (9)	2013	$249,323	$—		$—	$—		$12,278	(7)	$261,601
Former President and Chief	2012	$244,800	$—		$—	$—		$7,552		$252,352
Executive Officer of Imperial	2011	$253,661	$—		$161,000	$—		$7,670		$422,331

(1)
Fiscal 2011 was a 53-week year.

(2)
Option award amounts represent the grant date fair value for options granted to each of the Named Executive Officers in fiscal 2011. The assumptions used in determining the grant date fair value of the option awards are set forth in Note 12 of Griffin's consolidated financial statements. Option awards are made at the discretion of the Compensation Committee. Stock options issued to employees vest in equal installments on the third, fourth and fifth anniversaries of the date of grant. Expense is recognized ratably in monthly increments over the three, four and five year vesting periods, and is based on the grant date fair value of the options. The grant date fair value does not change to reflect any subsequent changes in Griffin's stock price.

(3)
Represents life insurance premiums of $192, matching contributions related to the Griffin 401(k) Savings Plan of $4,280 and matching contributions related to the Deferred Compensation Plan of $11,451.

(4)
Represents life insurance premiums of $192, matching contributions related to the Griffin 401(k) Savings Plan of $4,666 and matching contributions related to the Deferred Compensation Plan of $5,362.

(5)
Represents life insurance premiums of $365, matching contributions related to the Griffin 401(k) Savings Plan of $4,499, matching contributions related to the Deferred Compensation Plan of $3,754 and an automobile allowance of $8,000.

(6)
Represents life insurance premiums of $192, matching contributions related to the Griffin 401(k) Savings Plan of $4,869, matching contributions related to the Deferred Compensation Plan of $2,348 and a medical insurance allowance of $3,300.

(7)
Represents life insurance premiums of $192, matching contributions related to the Griffin 401(k) Savings Plan of $4,350, matching contributions related to the Deferred Compensation Plan of $3,028 and a payment for unused vacation of $4,708.

(8)
Messrs. Gamzon and Galici are beneficiaries of the Corporate Incentive Plan. Mr. Lescalleet is a beneficiary of the Griffin Land Incentive Plan.

(9)
Mr. Schaan resigned his position as President and CEO of Imperial effective January 8, 2014 in connection with the Imperial Transaction.

(10)
In fiscal 2012, Messrs. Gamzon and Galici received incentive compensation payments from the Corporate Incentive Plan. The Corporate Incentive Plan incentive compensation pool was allocated 15% of the Griffin Land Incentive Plan incentive compensation pool which included an increase made at the discretion of the Compensation Committee. The portion of the Corporate Incentive Plan attributable to the Compensation Committee's discretionary increase is deemed to be a bonus rather than a performance-based incentive award; therefore, the 2012 Non-Equity Incentive Plan Compensation amount reported in Griffin's Annual Report on Form 10-K has been split between Bonus and Non-Equity Incentive Plan Compensation to conform to the fiscal 2013 reporting methodology. Total compensation as previously reported did not change. The Compensation Committee did not exercise its discretion to increase the Griffin Land Incentive Plan incentive compensation pool or the Corporate Incentive Plan compensation pool in fiscal 2011.

Grants of Plan-Based Awards

        The following table presents information regarding the incentive awards granted to Griffin's Named Executive Officers for fiscal 2013.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards
				Option Awards: Number of Securities Underlying Options (#)			Grant Date Fair Value of Stock and Option Awards ($)
					Exercise Price of Option Awards ($/sh)
						Closing Market Price on Grant Date ($/sh)
Name	Grant Date	Target ($)	Maximum ($)
Frederick M. Danziger (1)	n/a	$—	n/a	—	n/a	n/a	n/a
Michael S. Gamzon (1)	n/a	$15,799	n/a	—	n/a	n/a	n/a
Anthony J. Galici (1)	n/a	$13,824	n/a	—	n/a	n/a	n/a
Thomas M. Lescalleet (2)	n/a	$41,997	$315,750	—	n/a	n/a	n/a
Gregory M. Schaan (3)	n/a	$—	n/a	—	n/a	n/a	n/a

(1)
There are no threshold, target or maximum levels under the Corporate Incentive Plan. The amounts of payments to Messrs. Danziger, Gamzon and Galici under the Corporate Incentive Plan, if any, depend on the performance of Griffin's operating businesses during the fiscal year. The amounts shown for Messrs. Danziger, Gamzon and Galici in the Target column reflect the amounts payable to them under the plan based on the performance of Griffin Land and Imperial in fiscal 2013 (excluding the portion of the award pursuant to the Corporate Incentive Plan attributable to Compensation Committee's discretionary increase in the Griffin Land Incentive Plan bonus pool). Mr. Danziger did not receive a formula-based award pursuant to the Corporate Incentive Plan. The Compensation Committee did not exercise its discretion to award Messrs. Danziger or Galici any additional incentive bonus for fiscal 2013.

(2)
The Griffin Land Incentive Plan has no threshold or target levels; however, there is a maximum amount payable to Mr. Lescalleet under the Griffin Land Incentive Plan as shown in the Maximum column. The amount in the Target column for Mr. Lescalleet reflects the amount payable of $39,497 based on Griffin Land's performance during fiscal 2013 and $2,500 of the $55,243 of incentive compensation, distributed at the discretion of the Compensation Committee, related to buildings built on speculation in Pennsylvania under the Griffin Land Incentive Plan for fiscal 2013. Such amount excludes Mr. Lescalleet's portion, $47,503, of the discretionary amount of $158,344 added by the Compensation Committee to the Griffin Land Incentive Plan incentive compensation pool for fiscal 2013. Mr. Lescalleet's maximum of $315,750 is calculated assuming all goals of the Griffin Land Incentive Plan are met at the maximum level of each, which would result in an accrual of $1,052,500 into the incentive compensation pool of the Griffin Land Incentive Plan. Mr. Lescalleet is entitled to 30% of the incentive compensation pool of the Griffin Land Incentive Plan.

(3)
There are no threshold, target or maximum levels under the Imperial Incentive Plan. The amounts payable to Mr. Schaan under the Imperial Incentive Plan depend on the operating profit, if any, and achieving an operating cash flow, as calculated under the Imperial Incentive Plan, for the fiscal year. Based on Imperial's performance during fiscal 2013, Mr. Schaan was not eligible to receive any payout pursuant to the Imperial Incentive Plan. Therefore, the representative amount shown under the Target column for Mr. Schaan is $0.

Employment Agreement with Named Executive Officer

        On December 30, 2013, Griffin and Imperial entered into an Amended and Restated Employment Agreement (the "Amended Employment Agreement") with Mr. Schaan, pursuant to which he agreed to serve as President of Imperial. The Amended Employment Agreement, which was effective as of November 30, 2013, amended and restated the employment agreement between Imperial and Mr. Schaan dated as of January 1, 2001, as amended on April 7, 2008. The initial term of the Amended Employment Agreement was expected to end on November 30, 2014 and the agreement was to renew automatically for one year on November 30, 2014 and each December 1 occurring in 2015 or thereafter, unless notice was given by either party at least sixty days prior to December 1. However, Mr. Schaan resigned as President and CEO of Imperial effective January 8, 2014 in connection with the Imperial Transaction.

        The Amended Employment Agreement stated that Mr. Schaan's annual base salary was $249,700. The Employment Agreement also provided that Mr. Schaan was entitled to receive not less than 30% of Imperial's senior management incentive compensation pool as approved by the Compensation Committee. Mr. Schaan was also entitled to a term life insurance policy in an amount equal to Mr. Schaan's annual base salary. The Employment Agreement also prohibits Mr. Schaan from competing with Imperial for one year after his employment terminated. For a discussion of the termination provisions and payments thereunder, please see the discussion in "Potential Payments Upon Termination or Change in Control" below.

Outstanding Equity Awards at Fiscal Year-End

        The following table presents information with respect to each unexercised stock option held by Griffin's Named Executive Officers as of November 30, 2013. There are no restricted stock awards.

	Option Awards (3)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Value of Unexercised In-the-Money Options at Fiscal Year End (1) ($) Exercisable		Value of Unexercised In-the-Money Options at Fiscal Year End (1) ($) Unexercisable
Frederick M. Danziger	10,000	5,000	$33.07	1/20/2019	$—	(2)	$—	(2)
	—	25,000	$28.77	1/19/2021	$—		$105,750

	10,000	30,000			$—		$105,750

Michael S. Gamzon	25,000	—	$34.04	1/9/2018	$—	(2)	$—
	5,000	2,500	$33.07	1/20/2019	$—	(2)	$—	(2)
	—	25,000	$28.77	1/19/2021	$—		$105,750

	30,000	27,500			$—		$105,750

Anthony J. Galici	5,000	2,500	$33.07	1/20/2019	$—	(2)	$—	(2)
	—	12,500	$28.77	1/19/2021	$—		$52,875

	5,000	15,000			$—		$52,875

Thomas M. Lescalleet	5,000	2,500	$33.07	1/20/2019	$—	(2)	$—	(2)
	—	12,500	$28.77	1/19/2021	$—		$52,875

	5,000	15,000			$—		$52,875

Gregory M. Schaan (4)	5,000	2,500	$33.07	1/20/2019	$—	(2)	$—	(2)
	—	12,500	$28.77	1/19/2021	$—		$52,875

	5,000	15,000			$—		$52,875

(1)
The amounts presented in this column have been calculated based upon the difference between the fair market value of $33.00 per share (the closing price of Griffin's common stock on November 29, 2013, the last business day of the fiscal year) and the exercise price of each stock option.

(2)
There is no amount stated because the exercise price of the stock options is greater than the fair market value of $33.00 per share (the closing price of Griffin's common stock on November 29, 2013, the last business day of the fiscal year).

(3)
Stock options issued to employees vest in equal installments on the third, fourth and fifth anniversaries from the date of the grant (which is ten years prior to the applicable option expiration date).

(4)
Mr. Schaan resigned as President and CEO of Imperial effective January 8, 2014 in connection with the Imperial Transaction. As of the date of his resignation, Mr. Schaan held stock options to acquire 20,000 shares of Griffin's common stock. All such options, vested and not vested, were cancelled upon Mr. Schaan's resignation.

Non-Qualified Deferred Compensation

        Griffin maintains a Deferred Compensation Plan for certain of its employees who, due to Internal Revenue Service guidelines, cannot take full advantage of the Griffin 401(k) Savings Plan. A portion of an eligible employee's salary may be deferred. The investment options in the Deferred Compensation Plan mirror those of the Griffin 401(k) Savings Plan. The Deferred Compensation Plan is unfunded, with benefits to be paid from Griffin's general assets. Performance results of an employee's balance in the Deferred Compensation Plan are based on the returns of the mutual funds selected by the employee as if the amounts deferred were invested in the selected mutual funds. Distributions from the Deferred Compensation Plan may occur at termination of employment and/or at the time of qualifying hardship events, as defined. The following table presents information with respect to defined contribution plans or other plans providing for deferral of compensation on a non-tax qualified basis for Griffin's Named Executive Officers as of November 30, 2013:

Name	Executive Contributions for FYE 11/30/2013	Griffin Contributions for FYE 11/30/2013 (1)	Aggregate Earnings in FYE 11/30/2013	Aggregate Balance as of FYE 11/30/2013
Frederick M. Danziger	$41,557	$11,451	$345,161	$1,367,041
Michael S. Gamzon	$22,530	$5,362	$36,610	$169,638
Anthony J. Galici	$30,813	$3,754	$114,558	$599,156
Thomas M. Lescalleet	$1,602	$2,348	$17,491	$100,870
Gregory M. Schaan	$32,716	$3,028	$144,159	$628,561

(1)
Griffin's contributions to the Deferred Compensation Plan are included in the "All Other Compensation" column of the Summary Compensation Table. No earnings from the Deferred Compensation Plan are included in the "All Other Compensation" column of the Summary Compensation Table.

Potential Payments Upon Termination or Change in Control

        Mr. Schaan resigned in connection with the Imperial Transaction, effective January 8, 2014, and, under the terms of the Amended Employment Agreement, he was not entitled to any payments as a result of his resignation.

Director Compensation

        The following table represents information regarding the compensation paid during fiscal 2013 to members of Griffin's Board of Directors who are not also employees (the "Non-Employee Directors").

The compensation paid to Mr. Frederick M. Danziger is presented above in the Summary Compensation Table and the related explanatory notes.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)		Total ($)
Winston J. Churchill, Jr.	$46,796	$17,495	(1)	$64,291
David M. Danziger	$32,000	$17,495	(1)	$49,495
Frederick M. Danziger	$—	$—		$—
Thomas C. Israel	$57,000	$17,495	(1)	$74,495
John J. Kirby, Jr.	$32,000	$17,495	(1)	$49,495
Jonathan P. May	$40,704	$17,495	(1)	$58,199
Albert H. Small, Jr.	$47,204	$17,495	(1)	$64,699

(1)
The amount shown for Option Awards reflects the grant date fair value of options granted in fiscal 2013. For a discussion of the assumptions and methodologies used to calculate the amounts referred to above, please see the discussion of stock option awards contained in Note 12 of the Notes to Consolidated Financial Statements in Part II, Item 8, "Financial Statements and Supplementary Data" of Griffin's Form 10-K for the fiscal year ended November 30, 2013.

        The following table represents the number of outstanding and unexercised stock option awards held by each of the Non-Employee Directors as of November 30, 2013:

Director	Number of Shares Subject to Outstanding Options as of 11/30/13
Winston J. Churchill, Jr.	13,961
David M. Danziger	7,277
Thomas C. Israel	13,961
John J. Kirby, Jr.	3,730
Jonathan P. May	3,222
Albert H. Small, Jr.	9,026

        Members of the Board of Directors who are not employees of Griffin receive $25,000 per year and $1,000 for each Board or Committee meeting they attend. A non-employee Chairman of the Board of Directors receives an annual fee of $15,000. The Chairmen of the Audit and Compensation Committees each receive an annual fee of $10,000 per year. The Nominating Committee Chairman receives an annual fee of $5,000 per year. Audit and Compensation Committee members, excluding the Chairmen, each receive $5,000 per year for their service on the Committees. Members of the Nominating Committee, excluding the Chairman, each receive $2,500 per year for their service on the Committee. Annual retainers are paid in quarterly installments. Upon the initial election of a Non-Employee Director to the Board of Directors, the Non-Employee Director is granted options exercisable for shares of common stock at an exercise price that is the fair market value of a share of common stock at the time of the grant. The number of shares subject to options granted to Non-Employee Directors at the time of initial election to the Board of Directors is equal to $60,000 divided by the fair market value per share of Griffin common stock at the time of grant. The 2009 Stock Option Plan also provides that Non-Employee Directors annually receive options exercisable for shares of common stock at an exercise price that is the fair market value of a share of common stock at the time of grant. Under the 2009 Stock Option Plan, the number of shares, subject to options, granted to Non-Employee Directors upon their reelection to the Board of Directors, is equal to $40,000 divided by the fair market value per share of Griffin common stock at the time of grant. In 2013, Griffin granted Messrs. Churchill, David M. Danziger, Israel, Kirby, May and Small each options exercisable for 1,352 shares of Common Stock at the time of their reelection to the Board of Directors. Griffin expects to grant additional options to its Non-Employee Directors in 2014 consistent with the 2009 Stock Option Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires Griffin's officers and directors, and persons who own more than ten percent of its Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are required by regulation to furnish Griffin with copies of all Section 16(a) forms they file. Based on its involvement in the preparation of certain such forms, and a review of copies of other such forms received by it, Griffin believes that with respect to fiscal 2013, all such Section 16(a) filing requirements were satisfied.

 AUDIT COMMITTEE REPORT

Membership and Role of the Audit Committee

        Griffin's Audit Committee is comprised of Mr. Israel, Chairman, Mr. May and Mr. Small, Jr. All members of the Audit Committee meet the NASDAQ composition requirements, including the requirements regarding financial literacy, and the Board has determined that each member is independent under the listing standards of NASDAQ and the rules of the SEC, regarding audit committee membership. The Audit Committee operates under a written charter originally adopted by the Board of Directors in 1999 and subsequently revised, most recently on July 2, 2013, which is attached to this Proxy Statement as Appendix C.

        The primary function of the Audit Committee is to assist Griffin's Board of Directors with its oversight responsibilities regarding: (i) the integrity of Griffin's financial statements; (ii) Griffin's compliance with legal and regulatory requirements; (iii) the independent registered public accountant's qualifications and independence; and (iv) the performance of the independent registered public accountants. The Committee prepared the report required by the rules of the SEC to be included in this annual proxy statement.

        The Audit Committee's powers and responsibilities include: (1) the sole authority for the appointment, compensation, retention and oversight of the independent registered public accountants; (2) the pre-approval of audit and non-audit services by the independent registered public accountants; (3) the review of independence of the independent registered public accountants; (4) the ongoing review of all related party transactions; (5) the establishment of procedures for the receipt, retention and treatment of complaints received by Griffin regarding accounting, internal accounting controls or auditing matters; and (6) the regular reporting to the Board of any issues that arise with respect to the quality or integrity of Griffin's financial statements.

Review of the Company's Audited Financial Statements for the Fiscal Year Ended November 30, 2013

        The Audit Committee reviewed and discussed the audited consolidated financial statements of Griffin for the fiscal year ended November 30, 2013 with Griffin's management. The Audit Committee discussed with McGladrey LLP, Griffin's independent registered public accountants for the fiscal year ended November 30, 2013, the matters required to be discussed by Public Company Accounting Oversight Board ("PCAOB") Auditing Standard No. 16 "Communications with Audit Committees."

        The Audit Committee has also received the written disclosures and the letter from McGladrey LLP required by the applicable requirements of the PCAOB regarding communications with the Audit Committee concerning independence. The Audit Committee has discussed the independence of McGladrey LLP with that firm.

        Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that Griffin's audited consolidated financial statements be included in Griffin's Annual Report on Form 10-K for the fiscal year ended November 30, 2013 for filing with the SEC.

Submitted By:	Thomas C. Israel (Chairman) Jonathan P. May Albert H. Small, Jr.

        The Board Audit Committee Report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filings under the Securities Act or the Exchange Act, except to the extent that Griffin specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

 PROPOSAL II. RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS

        The Audit Committee of the Board of Directors expects to appoint the firm of McGladrey LLP as independent registered public accountants to audit the financial statements of Griffin for fiscal 2014, such appointment to continue at the pleasure of the Audit Committee and to be presented to the stockholders for ratification.

        The following is a summary of the fees incurred by Griffin for professional services rendered by McGladrey LLP for fiscal 2013 and fiscal 2012:

	Fiscal 2013 Fees	Fiscal 2012 Fees
Audit fees	$712,384	$673,006
Audit-related fees	20,150	35,409
Tax fees	64,250	64,250
All other	—	—

	$796,784	$772,665

        Audit fees consist of fees incurred for professional services rendered for the audit of Griffin's consolidated financial statements, for the review of Griffin's interim consolidated financial statements and services connected with statutory and regulatory filings. Audit-related fees include fees incurred for professional services rendered for the audit of Griffin's 401(k) Savings Plan by McGladrey LLP. Tax fees consist of fees incurred for professional services performed by McGladrey LLP relating to tax compliance, tax reporting and tax planning. There were no consulting fees paid to McGladrey LLP in fiscal 2013 or fiscal 2012.

        The Audit Committee's policy is to pre-approve all audit, audit-related and tax services to be provided by the independent registered public accountants. During fiscal 2013, Griffin's Audit Committee pre-approved all audit, audit-related and tax services. The Audit Committee has considered the non-audit services provided by McGladrey LLP and determined that the services provided were compatible with maintaining the independence of McGladrey LLP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE
SELECTION OF McGLADREY LLP

        While the submission of this proposal to a vote of stockholders is not legally required, the Audit Committee and management believe that stockholder ratification of Griffin's selection of independent registered public accountants is desirable. In the event this selection is not ratified by the affirmative vote of a majority of shares of Griffin common stock present or represented by proxy and entitled to vote on the proposal, the Audit Committee will consider that fact when it selects the independent registered public accountants for the following year. The Audit Committee may, in its discretion, replace McGladrey LLP as independent registered public accountants at a later date without the approval of the stockholders.

        A representative of McGladrey LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

 PROPOSAL III. ADVISORY VOTE ON EXECUTIVE COMPENSATION

        In accordance with Section 14A of the Securities and Exchange Act of 1934, as amended, Griffin is requesting stockholder approval, on an advisory (non-binding) basis, of the compensation of Griffin's Named Executive Officers as presented in the Compensation Discussion & Analysis beginning on page 13 and the compensation tables included in the discussion of Executive Compensation beginning on page 21 including the narrative disclosure thereto. Griffin has determined to hold a say-on-pay advisory vote every year, and the next say-on-pay advisory vote will occur at the 2015 Annual Meeting of Stockholders.

        Griffin's executive compensation program has been designed to attract, motivate and retain the management talent Griffin believes is necessary to achieve its financial and strategic goals. Griffin's compensation program rewards each of its Named Executive Officers for team results and individual contributions.

        Griffin's executive compensation program consists of three principal elements:

    1.
    Base Salary;
    2.
    Annual Incentive Compensation Programs; and
    3.
    Long-Term Incentive Program.

        Griffin's executive compensation program consists of a mixture of base salary and incentive compensation that provides for a portion of executive compensation to be "at-risk." Griffin's executive compensation program balances the focus on both short- and long-term goals, encouraging executives to focus on the health of Griffin during the immediate fiscal year through annual incentive compensation programs, and for the future through the long-term incentive program (i.e., equity awards). Griffin's executive compensation program is consistently reviewed by the Compensation Committee, which consists solely of independent directors, to ensure that it provides Griffin's executives with competitive pay opportunities and reflects current practices.

        As an advisory vote, this proposal is not binding upon the Board of Directors or Griffin in any way. However, the Compensation Committee, which is responsible for the design and administration of Griffin's executive compensation practices, values the opinions of Griffin's stockholders expressed through your vote on this proposal. The Compensation Committee will consider the outcome of this vote in making future compensation decisions for Griffin's Named Executive Officers.

        Accordingly, Griffin will present the following resolution for vote at the 2014 Annual Meeting of Stockholders:

        "RESOLVED, that the stockholders of Griffin Land & Nurseries, Inc. ("Griffin") approve, on an advisory (non-binding) basis, the compensation of Griffin's Named Executive Officers as described in the Compensation Discussion & Analysis and disclosed in the 2013 Summary Compensation Table and related compensation tables and narrative disclosure as set forth in this 2014 Proxy Statement."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE
APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF GRIFFIN'S EXECUTIVE
COMPENSATION PROGRAM AS PRESENTED IN THIS PROXY STATEMENT.

        The proposal to approve Griffin's executive compensation program, on an advisory (non-binding) basis, requires an affirmative vote of the majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal.

 PROPOSAL IV. STOCKHOLDER PROPOSAL TO ENABLE GRIFFIN TO QUALIFY
AS A REIT or MLP

GRIFFIN'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THIS PROPOSAL

        The proposal to request that the Board of Directors undertake the necessary steps to enable Griffin to qualify as a REIT or MLP requires an affirmative vote of the majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal.

        GAMCO Asset Management Inc., One Corporate Center, Rye, New York, 10580-1422, beneficial owner of at least $2,000 in market value of Griffin common stock or 1% of the outstanding common stock, has given notice that it intends to present the following proposal at the Annual Meeting. Griffin is not responsible for the contents of this proposal or supporting statement. Griffin's Board of Directors unanimously recommends that stockholders vote AGAINST this proposal. The proposal is as follows:

        "RESOLVED: that the stockholders of Griffin Land & Nurseries, Inc. (the "Company") request that the Board of Directors undertake the necessary steps to enable the Company to qualify as a real estate investment trust ("REIT") or a master limited partnership ("MLP"), in order to pursue the conversion of the company into a REIT or MLP.

SUPPORTING STATEMENT

        With a majority of the Company's gross income being derived from rental income and capital gains from real estate, we believe that the Company should position itself to undertake the conversion into a REIT or a MLP. These alternate corporate structures offer several benefits that we believe the Company should be able to utilize for the betterment of its stockholders. For the reasons outlined below, we believe that the conversion of the Company into a REIT or MLP would enhance stockholder value for all stockholders of the Company.

Advantages of Converting to a REIT

  •
  Efficiently balancing tax liabilities.

  •
  Boosting public valuations, given that REIT multiples are higher due to investor interest in current yield.

  •
  Monetizing real estate holdings.

  •
  REIT structure can enforce prudent capital allocation and leverage, since REITs generally pay a predictable distribution and rarely repurchase shares or issue special dividends.

Advantages of Converting to a MLP

  •
  Entity pays no federal income tax.

  •
  Depending on the underlying assets, MLPs typically trade at a premium to similar assets in a C-Corp structure.

  •
  Lower cost of capital, i.e. able to pay a premium for acquisitions.

  •
  In general, better access to capital markets due to attractiveness from income seeking investors.

  •
  Ability to maintain control of the assets with only 2% General Partner equity interest.

  •
  Ability to capture potential upside with incentive distribution rights ("IDRs"). General Partner gets an increasing proportion of the cash flow as distribution is raised.

  •
  Due to the attractiveness of the IDRs, the General Partner can experience uplift in valuation.

WE URGE STOCKHOLDERS TO VOTE "FOR" THIS PROPOSAL

GRIFFIN'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THIS PROPOSAL

A copy of Griffin's Annual Report on Form 10-K filed with the Securities and Exchange Commission is available to Griffin's stockholders without charge at the web site (http://www.sec.gov/) maintained by the Securities and Exchange Commission and at the public reference facilities maintained by the Securities and Exchange Commission at 100 F Street, N.E., Washington, DC 20549. In addition, a limited number of copies are available at Griffin's offices and may be obtained upon written request to:

Griffin Land & Nurseries, Inc. One Rockefeller Plaza Suite 2301 New York, New York 10020 Attention: Corporate Secretary

Dated: April 15, 2014

 ANNEX A

INFORMATION CONCERNING PARTICIPANTS
IN THE COMPANY'S SOLICITATION OF PROXIES

        The following tables set forth the name, business address, present principal occupation and address of any corporation in which such employment is carried on of Griffin's directors, director nominees, and executive officers who, under the rules of the Securities and Exchange Commission, are considered to be "participants" in Griffin's solicitation of proxies from its stockholders in connection with its 2014 Annual Meeting.

Directors and Nominees

        The present principal occupations, and principal business of any corporation in which such employment is carried on, of Griffin's directors and nominees who are considered "participants" in Griffin's solicitation are set forth under the section above titled "PROPOSAL I—ELECTION OF DIRECTORS" of this proxy statement. The name, business addresses, principal occupation and address of the organization of employment, of Griffin's directors and nominees are as follows:

Name	Business Address	Principal Occupation and Address of Organization of Principal Occupation or Employment
Winston J. Churchill, Jr.	c/o Griffin Land & Nurseries, Inc. One Rockefeller Plaza Suite 2301 New York, NY 10020	Managing General Partner SCP Partners 1200 Liberty Ridge Drive Suite 300 Wayne, PA 19087
David M. Danziger	c/o Griffin Land & Nurseries, Inc. One Rockefeller Plaza Suite 2301 New York, NY 10020	Managing Member Culbro, LLC 880 Third Avenue New York, NY 10022
Frederick M. Danziger	c/o Griffin Land & Nurseries, Inc. One Rockefeller Plaza Suite 2301 New York, NY 10020	Chairman of the Board and Chief Executive Officer of Griffin Land & Nurseries, Inc.
Thomas C. Israel	c/o Griffin Land & Nurseries, Inc. One Rockefeller Plaza Suite 2301 New York, NY 10020	Chairman and Chief Executive Officer Ingleside Investors, also known as A.C. Israel Enterprises 12 East 49th Street New York, NY 10017
John J. Kirby, Jr.	c/o Griffin Land & Nurseries, Inc. One Rockefeller Plaza Suite 2301 New York, NY 10020	Retired in 2007 as a Partner in Latham & Watkins, LLP
Jonathan P. May	c/o Griffin Land & Nurseries, Inc. One Rockefeller Plaza Suite 2301 New York, NY 10020	Chief Operating Officer and Chief Financial Officer The CarbonNeutral Company 10 East 40th Street New York, NY 10128
Albert H. Small, Jr.	c/o Griffin Land & Nurseries, Inc. One Rockefeller Plaza Suite 2301 New York, NY 10020	President Renaissance Centro, LLC 7501 Wisconsin Ave. Bethesda, MD 20814

Annex A-1

Executive Officers

        The principal occupations of Griffin's executive officers who are considered "participants" in Griffin's solicitation of proxies (other than the executive officer who also serves as a director of Griffin) are set forth below. The principal occupation refers to such person's position with Griffin.

Name	Business Address	Principal Occupation
Michael S. Gamzon	c/o Griffin Land & Nurseries, Inc. One Rockefeller Plaza Suite 2301 New York, NY 10020	President and Chief Operating Officer
Anthony J. Galici	c/o Griffin Land & Nurseries, Inc. 204 West Newberry Road Bloomfield, CT 06002	Vice President, Chief Financial Officer and Secretary

Information Regarding Ownership of Griffin Securities by Participants

        The number of shares of Griffin common stock beneficially owned by its directors, director nominees and executive officers that are considered to be participants as of April 10, 2014 is set forth under the "Security Ownership of Certain Beneficial Owners and Management and Principal Holders" table and notes thereto beginning on page 10 of this proxy statement. The number of shares of Griffin common stock held by trusts in which participants and/or their associates are either a trustee or beneficiary of such trusts are shown below. Also, the number of shares held directly by those considered to be associates of participants that are not reflected in the "Security Ownership of Certain Beneficial Owners and Management and Principal Holders" table and notes thereto in this proxy statement are also shown below.

Name and Address (1)	Participants and/or Their Associates as Trustees and/or Beneficiaries (2)	Shares Beneficially Owned
u/w/o Elsie B. Paskus 3/8/91 Trust F/B/O Frederick M. Danziger Family	(a)	30,000
u/i/o Elsie B. Paskus 8/26/64 Trust F/B/O Frederick M. Danziger	(a)	33,600
u/i/o Elsie B. Paskus 8/26/64 Trust F/B/O Richard M. Danziger	(a)	3,000
u/i/o Lucy C. Danziger 12/24/69 Trust F/B/O Rebecca D. Gamzon	(a) (b)	22,800
u/i/o Edgar M. Cullman 12/26/72 Trust F/B/O David M. Danziger	(a) (b) (d)	17,800
u/i/o Edgar M. Cullman 12/26/72 Trust F/B/O Rebecca D. Gamzon	(a) (d) (g)	18,000
u/i/o Edgar M. Cullman 12/23/76 Trust F/B/O Georgina D. Cullman	(a) (e)	20,000
u/a Susan B. Ernst 4/19/81 Trust F/B/O Descendants of John L. Ernst	(a)	7,458
u/c/o/w Richard C. Ernst 6/19/84 Trust F/B/O Benjamin C. Stewart	(a)	5,996
Georgina D. Cullman Family Trust	(b)	20,000
Trust F/B/O David M. Danziger	(a) (b) (d)	12,524
Andrew B. Gamzon 2011 Trust	(b) (c) (g)	25,000
Sarah D. Gamzon 2011 Trust	(b) (c) (g)	25,000
u/i/o Rita Bloomingdale 12/21/50 Trust F/B/O Lucy C. Danziger	(b) (d) (g)	5,418
u/i/o Louise B. Cullman 3/23/55 Trust F/B/O Descendants of Lucy C. Danziger	(b) (d) (g)	7,000
u/i/o Edgar M. Cullman 3/23/55 Trust F/B/O Descendants of Lucy C. Danziger	(b) (d) (g)	10,830

Annex A-2

Name and Address (1)	Participants and/or Their Associates as Trustees and/or Beneficiaries (2)	Shares Beneficially Owned
u/i/o Louise B. Cullman 6/30/54 Trust F/B/O Descendants of Lucy C. Danziger	(b) (d) (g)	25,944
u/i/o Samuel Bloomingdale and Rita Bloomingdale 1/10/50 Trust F/B/O Lucy C. Danziger	(b) (d) (g)	29,192
u/i/o Rita Bloomingdale 6/14/51 Trust F/B/O Lucy C. Danziger	(b) (d) (g)	88,818
Sunaina L. Danziger 2011 Trust	(b) (f) (g)	25,000
Sameena J. Danziger 2011 Trust	(b) (f) (g)	25,000
u/i/o Lucy C. Danziger 12/25/76 Trust F/B/O Rebecca D. Gamzon	(b) (g)	3,200
u/i/o Lucy C. Danziger 12/25/76 Trust F/B/O David M. Danziger	(b) (g)	3,200
u/i/o Louise B. Cullman 1/6/53 Trust F/B/O Descendants of Lucy C. Danziger	(b) (g)	10,400
u/i/o Edgar M. Cullman 12/23/76 Trust F/B/O David M. Danziger	(b) (g)	16,000
u/i/o Edgar M. Cullman 12/23/76 Trust F/B/O Rebecca D. Gamzon	(b) (g)	16,200
u/i/o Samuel Bloomingdale 8/2/55 Trust F/B/O Descendants of Lucy C. Danziger	(b) (g)	24,400
u/w/o Frances W. Cullman 7/23/59 Trust F/B/O Edgar M. Cullman, Jr.	(d)	13,770
u/w/o Frances W. Cullman 7/23/59 Trust F/B/O Lucy C. Danziger	(d)	17,420
u/w/o Frances W. Cullman 7/23/59 Trust F/B/O Susan R. Cullman	(d)	20,014
Trust F/B/O Lucy C. Danziger	(d)	29,964
u/w/o Rita Bloomingdale 2/29/56 Trust F/B/O Descendants of Lucy C. Danziger	(d) (e)	19,228
u/i/o Samuel Bloomingdale and Rita Bloomingdale 1/10/50 Trust F/B/O Susan R. Cullman	(d) (e)	50,880
u/w/o Joseph F. Cullman 6/30/50 Trust F/B/O Edgar M. Cullman, Jr.	(d) (e)	25,482
u/w/o Joseph F. Cullman 6/30/50 Trust F/B/O Susan R. Cullman	(d) (e)	25,482
u/w/o Joseph F. Cullman 6/30/50 Trust F/B/O Lucy C. Danziger	(d) (e)	25,484
u/i/o Edgar M. Cullman and Louise B. Cullman Trust F/B/O Susan R. Cullman	(e)	18,714
u/i/o Samuel Bloomingdale 12/21/50 Trust F/B/O Edgar M. Cullman, Jr.	(e)	25,006
u/i/o Samuel Bloomingdale 12/21/50 Trust F/B/O Susan R. Cullman	(e)	26,000
u/i/o Rita Bloomingdale 12/21/50 Trust F/B/O Edgar M. Cullman Jr.	(e)	9,974
u/i/o Rita Bloomingdale 12/21/50 Trust F/B/O Susan R. Cullman	(e)	11,840
u/i/o Rita Bloomingdale 6/14/51 Trust F/B/O Edgar M. Cullman Jr.	(e)	40,190
u/i/o Rita Bloomingdale 6/14/51 Trust F/B/O Susan R. Cullman	(e)	40,090
u/i/o Louise B. Cullman 1/6/53 Trust F/B/O Descendants of Edgar M. Cullman, Jr.	(e)	38,976
u/i/o Louise B. Cullman 6/30/54 Trust F/B/O Descendants of Edgar M. Cullman, Jr.	(e)	49,502
u/i/o Louise Cullman 6/30/54 Trust F/B/O Descendants of Susan R. Cullman	(e)	35,878
u/i/o Edgar M. Cullman 3/23/55 Trust F/B/O Descendants of Edgar M. Cullman, Jr.	(e)	15,408
u/i/o Edgar M. Cullman 3/23/55 Trust F/B/O Descendants of Susan R. Cullman	(e)	14,200
u/i/o Louise B. Cullman 3/23/55 Trust F/B/O Descendants of Edgar M. Cullman, Jr.	(e)	12,124

Annex A-3

Name and Address (1)	Participants and/or Their Associates as Trustees and/or Beneficiaries (2)	Shares Beneficially Owned
u/i/o Louise B. Cullman 3/23/55 Trust F/B/O Descendants of Susan R. Cullman	(e)	13,600
u/i/o Samuel J. Bloomingdale 8/2/55 Trust F/B/O Descendants of Susan R. Cullman	(e)	37,962
u/w/o Rita Bloomingdale 2/29/56 Trust F/B/O Descendants of Edgar M. Cullman, Jr.	(e)	20,332
u/w/o Rita Bloomingdale 2/29/56 Trust F/B/O Descendants of Susan R. Cullman	(e)	17,190
Edgar M. & Louise B. Cullman Foundation	(e)	105,740
B Bros. Realty, LLC	(e)	233,792
u/i/o Edgar M. Cullman Jr. 12/25/76 Trust F/B/O Edgar M. Cullman, III	(e)	7,200
u/i/o Edgar M. Cullman Jr. 12/25/76 Trust F/B/O Samuel B. Cullman	(e)	7,200
u/i/o Edgar M. Cullman 12/23/76 Trust F/B/O Edgar M. Cullman, III	(e)	20,400
u/i/o Edgar M. Cullman 12/23/76 Trust F/B/O Samuel B. Cullman	(e)	20,400
u/i/o Edgar M. Cullman 12/23/76 Trust F/B/O Carolyn B. Sicher	(e)	16,000
Sunaina L. Danziger		12,324
Sameena J. Danziger		12,324
Sarah D. Gamzon		13,905
Andrew B. Gamzon		17,251

1)
Unless otherwise indicated, the address of each trust or associate is 641 Lexington Avenue, 29th Floor, New York, NY 10022.

2)
Participants and/or their associates as trustees and/or beneficiaries: (a) Frederick M. Danziger; (b) David M. Danziger; (c) Michael S. Gamzon; (d) Lucy D. Danziger (spouse of Frederick M. Danziger); (e) Susan R. Cullman (spouse of John J. Kirby, Jr.); (f) Sheena Danziger (spouse of David M. Danziger); and (g) Rebecca R. Gamzon (spouse of Michael S. Gamzon and daughter of Frederick M. Danziger and Lucy C. Danziger).

Annex A-4

Information Regarding Transactions in Griffin Securities by Participants

        The following table sets forth information regarding transactions of Griffin's securities by each of the participants listed above under "Directors and Nominees" and "Executive Officers" during the past two years. Unless otherwise indicated, all transactions were in the public market or pursuant to Griffin's equity compensation plans and none of the purchase price or market value of those securities are represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	# of Shares and Options	Transaction Description
Frederick M. Danziger	10/31/2012	(40,000)	Disposition—Gift to trusts
	10/16/2013	35,000	Acquisition—Private transaction for Trust: u/i/o Rita Bloomingdale 6/14/51 Trust F/B/O Lucy C. Danziger.
David M. Danziger	5/17/2012	1,687	Acquisition—Award of stock option (subject to vesting)
	10/31/2012	20,000	Acquisition—Gift—Trustee of Trusts f/b/o his minor children
	10/31/2012	20,000	Acquisition—Gift—Trustee of Trust (same 20,000 shares as those listed for Michael S. Gamzon—Trustee of Trusts f/b/o his minor children
	5/14/2013	1,352	Acquisition—Award of stock option (subject to vesting)
	12/19/2013	(1,680)	Disposition—Gift to minor children
	12/19/2013	1,680	Acquisition—Gift—Trustee of Trusts f/b/o his minor children
Michael Gamzon	10/31/2012	20,000	Acquisition—Gift—Trustee of Trusts f/b/o his minor children
John J. Kirby, Jr.	11/13/2012	1,000	Acquisition—Open market purchase
	11/13/2012	2,378	Acquisition—Award of stock option (vested)
	5/14/2013	1,352	Acquisition—Award of stock option (subject to vesting)
Winston J. Churchill, Jr.	2/1/2012	(1,066)	Disposition—Open market sale
	2/6/2012	(579)	Disposition—Open market sale
	2/8/2012	(2,819)	Disposition—Open market sale
	4/23/2012	2,661	Acquisition—Stock option exercise
	5/17/2012	1,687	Acquisition—Award of stock option (subject to vesting)
	4/18/2013	3,388	Acquisition—Stock option exercise
	5/14/2013	1,352	Acquisition—Award of stock option (subject to vesting)
	10/16/2013	(35,000)	Disposition—Private transaction sale
Anthony Galici			No transactions during the past two years
Thomas C. Israel	4/13/2012	2,661	Acquisition—Stock option exercise
	5/17/2012	1,687	Acquisition—Award of stock option (subject to vesting)
	5/3/2013	3,388	Acquisition—Stock option exercise
	5/14/2013	1,352	Acquisition—Award of stock option (subject to vesting)
Jonathan P. May	9/18/2012	1,870	Acquisition—Award of stock option (vested)
	5/14/2013	1,352	Acquisition—Award of stock option (subject to vesting)
Albert H. Small, Jr.	5/17/2012	1,687	Acquisition—Award of stock option (subject to vesting)
	5/14/2013	1,352	Acquisition—Award of stock option (subject to vesting)

Annex A-5

Miscellaneous Information Concerning Participants

        The Schedule 13D/A of the Cullman and Ernst Group, as defined in note 3 to the section entitled "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND PRINCIPAL HOLDERS" in this proxy statement, states that there is no formal agreement governing the group's holding and voting of Griffin's shares held by members of the group but that there is an informal understanding that the persons and entities included in the group will hold and vote together with shares owned by each of them in each case subject to any applicable fiduciary responsibilities. Other than the foregoing, or as set forth in this Annex A or the proxy statement, (i) no participant beneficially owns, directly or indirectly, any shares or other securities of the Company or any of its subsidiaries, (ii) no participant owns any securities of the Company which are owned of record but not beneficially, and (iii) no participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, other than the foregoing, or as set forth in this Annex A or the proxy statement, none of the participants listed above is, or was within the past year a party to any contract, arrangement or understanding with any person with respect to any of Griffin's securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. Other than as set forth in this Annex A or this proxy statement, none of the participants or any of their associates has any arrangements or understandings with any person with respect to any future employment by Griffin or its affiliates or with respect to any future transactions to which Griffin or any of its affiliates will or may be a party. None of the participants listed above has been convicted of a criminal proceeding during the past ten years.

        Other than as set forth in this Annex A or the proxy statement, none of the participants listed above or any of their associates have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of Griffin's last fiscal year or any currently proposed transactions, or series of similar transactions, to which Griffin or any of its subsidiaries was or is to be a participant in which the amount involved exceeds $120,000.

        Frederick M. Danziger is a Director of Bloomingdale Properties, Inc. ("Bloomingdale Properties"), which manages investments on behalf of the participants and their associates who are members of the Cullman and Ernst Group. Real estate management and advisory services have been provided to Griffin by John Fletcher, a Director and Executive Vice President and Chief Operating Officer of Bloomingdale Properties, for which Mr. Fletcher had received compensation of $50,000 per year. Mr. Fletcher's consulting arrangement with Griffin ended effective December 31, 2013. Mr. Fletcher holds 11,841 shares of Griffin common stock.

Annex A-6

 Appendix A

GRIFFIN LAND & NURSERIES, INC.
NOMINATING COMMITTEE CHARTER

As of March 11, 2014

I.     Purpose

        The purpose of the Nominating Committee (the "Committee") is to identify individuals qualified to become Board members consistent with criteria approved by the Board and to recommend that the Board select the director nominees for the next annual meeting of shareholders.

II.    Composition

        The Committee must consist of at least two directors, each of whom must satisfy the independence requirements of the Nasdaq Stock Market LLC, subject to any available exception. Committee members must be appointed and may be removed, with or without cause, by the Board. Unless a Chair is designated by the Board, the Committee may designate a Chair by majority vote of the full Committee membership.

III.  Meetings, Procedures and Authority

        The Committee has the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company's bylaws that are applicable to the Committee.

        The Committee has sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm's fees and other retention terms. The Committee has the authority to retain any other advisors that the Committee believes to be desirable and appropriate and has the authority to approve related fees and retention terms.

        In addition to the duties and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities consistent with this Charter, the purposes of the Committee, and the Company's bylaws.

IV.    Duties and Responsibilities

        1.    Director Nominees.    The Committee will identify individuals qualified to become members of the Board and ensure that the Board has the requisite expertise and that its membership consists of persons with sufficiently diverse and independent backgrounds. The Committee will also recommend to the Board the nominees for election to the Board at the next annual meeting of shareholders, unless a third party has the right to designate or nominate a nominee.

        2.    Reports to the Board of Directors.    The Committee must report regularly to the Board regarding the activities of the Committee.

        3.    Review of this Charter.    The Committee must periodically review and reassess this Charter and submit any recommended changes to the Board for its consideration.

V.     Delegation of Duties

        In fulfilling its responsibilities, the Committee has the authority to delegate any or all of its responsibilities to a subcommittee of the Committee.

A-1

 Appendix B

GRIFFIN LAND & NURSERIES, INC.
COMPENSATION COMMITTEE CHARTER

As of March 11, 2014

I.     Purpose

        The purpose of the Compensation Committee (the "Committee") is to oversee the discharge of the responsibilities of the Board relating to compensation of the Company's executive officers and directors.

II.    Composition

        The Committee must consist of at least two directors, each of whom must satisfy the independence requirements of the Nasdaq Stock Market LLC (the "Nasdaq"), except as otherwise permitted by applicable Nasdaq rules, and meet all other eligibility requirements of applicable laws. Committee members must be appointed and may be removed, with or without cause, by the Board. Unless a Chair is designated by the Board, the Committee may designate a Chair by majority vote of the full Committee membership.

III.  Meetings, Procedures and Authority

        The Committee has the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company's bylaws that are applicable to the Committee.

        The Committee may, in its sole discretion, retain or obtain advice from compensation consultants, legal counsel or other advisers (independent or otherwise), provided that, preceding any such retention or advice, the Committee must take into consideration the applicable factors under Nasdaq rules. The Committee will be directly responsible for the appointment, compensation and oversight of any adviser it retains. The Company must provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to any adviser retained by the Committee.

        In addition to the duties and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities consistent with this Charter, the purposes of the Committee, the Company's bylaws and applicable Nasdaq rules.

        The Committee has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it deems appropriate, including the authority to request any officer, employee or adviser of the Company to meet with the Committee or any advisers engaged by the Committee.

IV.    Duties and Responsibilities

        Executive Officer Compensation.    The Committee will review and set or make recommendations to the Board regarding the compensation of the Chief Executive Officer and the other executive officers. The Chief Executive Officer may not be present during voting or deliberations on his or her compensation.

        Director Compensation.    The Committee will review and make recommendations to the Board regarding director compensation.

B-1

        Incentive and Equity Compensation.    The Committee will review and approve or make recommendations to the Board regarding the Company's incentive compensation and equity-based plans and arrangements.

        Compensation Discussion and Analysis.    To the extent that the Company is required to include a "Compensation Discussion and Analysis" ("CD&A") in the Company's Annual Report on Form 10-K or annual proxy statement, the Committee will review and discuss with management the Company's CD&A and will consider whether it will recommend to the Board that the Company's CD&A be included in the appropriate filing.

        Compensation Committee Report.    The Committee will prepare the annual Compensation Committee Report.

        Reports to the Board of Directors.    The Committee must report regularly to the Board regarding the activities of the Committee.

        Committee Self-Evaluation.    The Committee must periodically perform an evaluation of the performance of the Committee.

        Review of this Charter.    The Committee must annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

V.     Delegation of Duties

        In fulfilling its responsibilities, the Committee has the authority to delegate any or all of its responsibilities to a subcommittee of the Committee.

B-2

 Appendix C

AUDIT COMMITTEE CHARTER
of the Audit Committee
of Griffin Land & Nurseries, Inc.

        The Board of Directors (the "Board") of Griffin Land & Nurseries, Inc. (the "Company") adopted this Audit Committee Charter on March 28, 2003, and it was last amended on July 2, 2013.

I.     Purpose

        The purpose of the Audit Committee (the "Committee") is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

        In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company's bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee's sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

        Notwithstanding the foregoing, the Committee's responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements as well as the Company's financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The Company's independent registered public accounting firm (independent auditor) is responsible for performing an audit of the Company's annual financial statements and its internal control over financial reporting, expressing an opinion as to the conformity, in all material respects, of such annual financial statements with generally accepted accounting principles, an opinion of the Company's internal control over financial reporting, and reviewing the Company's quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

        Further, auditing literature, particularly Public Company Accounting Oversight Board ("PCAOB") AU Section 722, defines the term "review" to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term "review" as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

        It is not the duty of the Audit Committee to ensure that the Company complies with all laws and regulations in its policies and procedures.

II.    Membership

        The Committee shall consist of at least three members of the Board; provided, that if at any time there is a vacancy on the Committee and the remaining members meet all membership requirements, then the Committee may consist of two members until the earlier of the Company's next annual stockholders meeting or one year from the occurrence of the vacancy. Each Committee member must be able to read and understand fundamental financial statements, including a company's balance sheet, statement of operations, statement of comprehensive income, statement of changes in stockholders' equity and statement of cash flows. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. However, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. If no member of the Committee is considered a "Financial Expert" within the definition of the Securities and Exchange Commission (the "SEC"), the Committee will engage a "Financial Expert" as defined by the SEC to provide such service as the Committee deems necessary. Each Committee member shall satisfy the independence requirements of the Nasdaq Stock Market and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided, that if a member of the Committee ceases to be independent for reasons outside the member's reasonable control, then the member may remain on the Committee until the earlier of the Company's next annual stockholders meeting or one year from the occurrence of the event that caused the member to cease to be independent.

        The members of the Committee, including the Chair of the Committee, shall be appointed by the Board, including by the vote of a majority of independent directors of the Board. The Board may remove committee members from the Committee, with or without cause.

        Members of the Audit Committee are prohibited from receiving consulting or advisory fees from the Company.

III.  Meetings and Procedures

        The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company's bylaws that are applicable to the Committee.

        The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management, with internal audit and with the independent auditor.

        All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company's management, internal audit, representatives of the independent auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

        The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company's regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, for payment of compensation to any advisors employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

        The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV.    Powers and Responsibilities

  Interaction with the Independent Auditor

        1.    Appointment and Oversight.    The Committee shall be directly responsible and have sole authority for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

        2.    Pre-Approval of Services.    Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company's engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee's responsibilities under the Exchange Act to the Company's management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

        3.    Independence of Independent Auditor.    The Committee shall, at least annually, review the independence of the independent auditor and the experience and qualifications of the independent auditor's senior personnel that are providing audit services to the Company. In conducting its review:

            (i)  The Committee shall ensure that the independent auditor prepare and deliver, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with the applicable requirements of the PCAOB regulating the independent auditor's communications with the Committee concerning independence, and other applicable standards. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor's report to satisfy itself of the auditor's independence.

           (ii)  The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

          (iii)  The Committee shall, if applicable, consider whether the independent auditor's provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

  Annual Financial Statements and Annual Audit

        1.    Meetings with Management, the Independent Auditor and Internal Audit.

    (i)
    The Committee shall meet with management, internal audit and the independent auditor prior to each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

    (ii)
    The Committee shall review and discuss with management, internal audit and the independent auditor any material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities of which the Committee is made aware that do not appear on the financial statements of the Company and that may have a material current or future effect on the Company's financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses.

    (iii)
    The Committee shall inquire of management, internal audit and the independent auditors about significant risks or exposures facing the Company; assess the steps management has taken or proposes to take to minimize such risks to the Company; and periodically review compliance with such steps.

    (iv)
    The Committee shall review with the independent auditor, the Chief Financial Officer (CFO) of the Company, and internal audit, the audit scope and plan of the internal auditors and the independent auditors and address the coordination of audit efforts to assure the completeness of coverage, reduction of redundant efforts, and the effective use of audit resources to the extent appropriate.

    (v)
    The Committee shall review disclosures made by the Company's Chief Executive Officer (CEO) and CFO during their certification process for the Form 10-K and each Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

    (vi)
    The Committee will also meet with management and the independent auditor at the completion of the annual audit to review and discuss the annual financial statements including the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

        2.    Separate Meetings with the Independent Auditor.

            (i)  If necessary, the Committee shall obtain from the independent auditor the reports required to be furnished to the Audit Committee under Section 10A(b) of the Exchange Act and obtain from the independent auditor any information with respect to illegal acts in accordance with Section 10A.

           (ii)  The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within generally accepted accounting principles in the United States (GAAP) for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, including any significant deficiencies or material weaknesses identified in the independent auditor's audit of the Company's internal control over financial reporting, independent auditor's engagement letter, independent auditor's independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications recorded, if any.

          (iii)  The Committee shall discuss with the independent auditor the matters required to be discussed by PCAOB Auditing Standard No. 16, "Communications With Audit Committees," or any superceding standard as then in effect.

        3.    Recommendation to Include Financial Statements in Annual Report.    The Committee shall, based on the review and discussion (i) of the audited financial statements with management, (ii) in subparagraph 2(iii) of the above section entitled Separate Meeting with the Independent Auditor and (iii) of the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(i) of the above section entitled Independence of Independent Auditor, determine whether to recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

  Quarterly Financial Statements

        1.    Meetings with Management and the Independent Auditor.    The Committee shall review and discuss the quarterly financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

  Other Powers and Responsibilities

        1.     The Committee shall review and concur in the appointment, replacement, reassignment, or dismissal of the internal auditor.

        2.     The Committee shall review all related party transactions (as defined in ASC 850) on an ongoing basis and the Committee must approve all such transactions.

        3.     The Committee shall discuss with management and the independent auditor quarterly earnings press releases including the use of any "non-GAAP financial measures" as defined by the rules and regulations of the SEC, as well as financial information and earnings guidance provided to analysts and ratings agencies.

        4.     The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company's financial statements, financial reporting process, accounting policies or internal audit function.

        5.     The Committee shall discuss with the Company's outside counsel any legal matters brought to the Committee's attention that, in the Committee's judgment, warrants such discussion.

        6.     The Committee shall periodically review the Company's code of conduct to ensure that it is adequate and up-to-date and review with the compliance officer, internal audit and/or the Company's external general counsel the results of its review of the monitoring of compliance with the Company's code of conduct.

        7.     The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

        8.     The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 407 of Reg. S-K, for inclusion in each of the Company's annual proxy statements.

        9.     The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditor or any other matter the Committee determines is necessary or advisable to report to the Board.

        10.   The Committee shall, as deemed necessary, review with management the policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or independent auditor.

        11.   If necessary, the Committee shall consider, with management, the rationale for employing audit firms other than the principal independent auditor.

        12.   The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee's compliance with this Charter.

        13.   The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

        14.   If necessary, the Committee shall establish policies for the Company's hiring of employees or former employees of the independent auditor.

        15.   The Committee shall review and approve the proposed audit plan prepared by the internal auditor for the ensuing year.

GRIFFIN LAND & NURSERIES, INC.

PROXY

ONE ROCKEFELLER PLAZA

SUITE 2301

NEW YORK, NY 10020

SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF STOCKHOLDERS

The undersigned holder of Common Stock of Griffin Land & Nurseries, Inc. (“Griffin”) hereby authorizes and appoints Frederick M. Danziger and Michael S. Gamzon, or either of them, as proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Griffin to be held at the New York Hilton Hotel, 1335 Avenue of the Americas, New York, NY 10019 at 10:00 a.m. local time, on May 13, 2014 and any postponement, continuation or adjournment of said meeting and thereat to vote and act with respect to all the shares of Common Stock of Griffin that the undersigned would be entitled to vote if then personally present in accordance with the instructions listed on the reverse hereof.

Such proxies may vote in their discretion (x) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any postponement, continuation or adjournment thereof.

Receipt of the Notice of Meeting and the related Proxy Statement is hereby acknowledged.

(Continued, and to be signed, on the other side)

ANNUAL MEETING OF STOCKHOLDERS OF

GRIFFIN LAND & NURSERIES, INC.

May 13, 2014

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Meeting, Proxy Statement, Annual Report on Form 10-K and proxy card are available at http://materials.proxyvote.com/398231

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

☐	20703000000000001000 8	051314

THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BELOW.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES IN ITEM 1, FOR ITEMS  2 AND 3 AND AGAINST ITEM 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors recommends you vote FOR ALL NOMINEES:

1.              ELECTION OF DIRECTORS. NOMINEES ARE LISTED BELOW.

NOMINEES:

☐ FOR ALL NOMINEES	o Winston J. Churchill, Jr.
o David M. Danziger
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	o Frederick M. Danziger o Thomas C. Israel
o John J. Kirby, Jr.
☐ FOR ALL EXCEPT	o Jonathan P. May
o Albert H. Small, Jr.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

The Board of Directors recommends you vote FOR Proposals 2 and 3:

	FOR	AGAINST	ABSTAIN

2. Ratification of the Selection of Independent Registered Public Accountants for fiscal 2014.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
3. Approval, on an advisory (non-binding) basis, of the Compensation of Griffin’s named executive officers as presented in Griffin’s Proxy Statement.	☐	☐	☐

The Board of Directors recommends you vote AGAINST Proposal 4:

	FOR	AGAINST	ABSTAIN
4. Approval of a stockholder proposal requesting that the Board of Directors undertake the necessary steps to enable Griffin to qualify as a real estate investment trust or master limited partnership.	☐	☐	☐

I plan to attend the Annual Meeting. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

Note:                  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executer, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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GRIFFIN LAND & NURSERIES, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To be Held May 13, 2014
GRIFFIN LAND & NURSERIES, INC. ONE ROCKEFELLER PLAZA SUITE 2301 NEW YORK, NEW YORK 10020
PROXY STATEMENT
The Company's Proxy Statement and Annual Report are available at http://materials.proxyvote.com/398231
GENERAL
STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING
PROPOSAL I. ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND PRINCIPAL HOLDERS
INTERESTS IN CERTAIN TRANSACTIONS
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
EXECUTIVE COMPENSATION
Summary Compensation Table
AUDIT COMMITTEE REPORT
PROPOSAL II. RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF McGLADREY LLP
PROPOSAL III. ADVISORY VOTE ON EXECUTIVE COMPENSATION
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF GRIFFIN'S EXECUTIVE COMPENSATION PROGRAM AS PRESENTED IN THIS PROXY STATEMENT.
PROPOSAL IV. STOCKHOLDER PROPOSAL TO ENABLE GRIFFIN TO QUALIFY AS A REIT or MLP
SUPPORTING STATEMENT
Advantages of Converting to a REIT
Advantages of Converting to a MLP
WE URGE STOCKHOLDERS TO VOTE "FOR" THIS PROPOSAL
  ANNEX A
INFORMATION CONCERNING PARTICIPANTS IN THE COMPANY'S SOLICITATION OF PROXIES
  Appendix A
GRIFFIN LAND & NURSERIES, INC. NOMINATING COMMITTEE CHARTER
  Appendix B
GRIFFIN LAND & NURSERIES, INC. COMPENSATION COMMITTEE CHARTER
  Appendix C
AUDIT COMMITTEE CHARTER of the Audit Committee of Griffin Land & Nurseries, Inc.